                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D. C. 20549

                                                   SCHEDULE 14A
                                                  (Rule 14a-101)

                                      INFORMATION REQUIRED IN PROXY STATEMENT
                                             SCHEDULED 14A INFORMATION

                            Proxy Statement Pursuant to Section 14(a) of the Securities
                                Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                     [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-12

                                         SOUTHERN CALIFORNIA EDISON COMPANY
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                       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction applies:
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       (2) Aggregate number of securities to which transaction applies:
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       (3) Per unit price or other underlying value of transaction computed purtuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
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       (4) Proposed maximum aggregate value of transaction:
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       (5) Total fee paid:
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[   ]  Fee paid previously with preliminary materials.
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[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount previously paid:
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       (2) Form, Schedule or Registration Statement No.
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       (3) Filing Party:
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       (4) Date Filed:
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                                                        LOGO
-------------------------------------------------------------------------------------------------------------------

                                               EDISON INTERNATIONAL

                                                        AND

                                        SOUTHERN CALIFORNIA EDISON COMPANY

                                  JOINT NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                                                        AND

                                               JOINT PROXY STATEMENT

                                                  ANNUAL MEETINGS
                                                   May 20, 2004

-------------------------------------------------------------------------------------------------------------------

EDISON INTERNATIONAL LOGO                                                  SOUTHERN CALIFORNIA EDISON COMPANY LOGO

                                                                                                  April 12, 2004

Dear Shareholder:

         You are invited to attend the Edison International and Southern California Edison Company ("SCE") Annual
Meetings of Shareholders.  The meetings will be held jointly on Thursday, May 20, 2004, at the Hyatt Regency Long
Beach, 200 South Pine Avenue, Long Beach, California, at 10:00 a.m., Pacific Time.

         Your voting instructions are enclosed, and the applicable 2003 Annual Report and Joint Proxy Statement are enclosed or are being delivered to you electronically.  The Joint Proxy Statement discusses the matters to be considered at the annual meetings.  At the meetings, we will report on company activities, and shareholders of
Edison International and SCE will elect Directors who will oversee company affairs until the next annual meetings.  Also at the meetings, Edison International shareholders will have the opportunity to vote on a shareholder proposal regarding the shareholder rights agreement.

         Your Boards of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.  For reasons stated in the Joint Proxy Statement, the Edison International Board of
Directors and Management recommend that you vote "AGAINST" the shareholder proposal.

         Whether or not you expect to attend the annual meetings, and regardless of the number of shares you own, your vote is important.  If you hold shares in both Edison International and SCE, you will receive a proxy or voting instruction card for each company.  Certain shareholders also have the option to vote shares by telephone or the Internet as well as by mail.  Voting by any of these methods, if available, will ensure that you are represented at the annual meetings even if you are not present.  Please review the instructions on the proxy card regarding these options.  If you hold your shares in an account with a broker or other nominee, you will receive separate instructions from that nominee which may also allow telephone and Internet voting.

         Please take the first opportunity to ensure that your shares are represented at the annual meetings.
Voting promptly will save us the cost of additional solicitations.

         Thank you very much for your continued interest in the business of Edison International and SCE.

                                                              Sincerely,

                                                              /s/ John E. Bryson
                                                              ----------------------------------
                                                              John E. Bryson
                                                              Chairman of the Board, President
                                                              and Chief Executive Officer
                                                                  Edison International
                                                              Chairman of the Board
                                                                  Southern California Edison Company

Page

EDISON INTERNATIONAL LOGO                                                  SOUTHERN CALIFORNIA EDISON COMPANY LOGO

                                ===============================================================

                                                JOINT NOTICE OF ANNUAL MEETINGS
                                                        OF SHAREHOLDERS
                                ===============================================================

Date:      Thursday, May 20, 2004

Time:      10:00 a.m., Pacific Time

Place:     Hyatt Regency Long Beach
           200 South Pine Avenue
           Long Beach, California 90802

Matters to be voted upon by Edison International and Southern California Edison Company ("SCE") shareholders:

       o   Election of 10 Directors to the Edison International Board and 11 Directors to the SCE Board.  The
           names of the Director nominees are:

                            John E. Bryson                      Ronald L. Olson
                            France A. Cordova                   James M. Rosser
                            Alan J. Fohrer*                     Richard T. Schlosberg, III
                            Bradford M. Freeman                 Robert H. Smith
                            Bruce Karatz                        Thomas C. Sutton
                            Luis G. Nogales

                             *   Alan J. Fohrer is a Director nominee for the SCE Board only.

       o   Any other business that may properly come before the meetings.

Matter to be voted upon by Edison International shareholders only:

       o   Shareholder proposal regarding the shareholder rights agreement.

Page

       Your Boards of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.  The Edison International Board of Directors and Management recommend that you vote
"AGAINST" the shareholder proposal.

Record Date:            Shareholders of record at the close of business on March 22, 2004, and valid proxyholders for those shareholders, are entitled to vote at the annual meetings.

Voting Instructions:    To vote by mail, complete, sign, date and return the enclosed proxy card in the envelope provided.  If you hold shares in your own name, or through the Edison
                        International Dividend Reinvestment and Stock Purchase Plan or the Edison 401(k)
                        Savings Plan for employees, you may vote by telephone or via the Internet by following the instructions on your proxy card.  Voting by telephone and via the
                        Internet is available 24 hours a day, seven days a week, through 9:00 p.m. Pacific
                        Time, on May 19, 2004, except for Edison 401(k) Savings Plan shareholders who must vote by 9:00 a.m., Pacific Time, on May 17, 2004.  If you hold your shares in an account with a broker or other nominee, you will receive separate instructions from that nominee which may also allow telephone and Internet voting.

Electronic Access:      Edison International and SCE are electronically delivering their Proxy Statements and Annual Reports for annual and special shareholders' meetings to certain shareholders.  If you hold Edison International shares through the Edison 401(k)
                        Savings Plan, and you use company E-mail in the ordinary course of performing your job and are expected to log-on to E-mail routinely to receive mail and communications, we are delivering these documents to you electronically.  If you are a registered shareholder and/or Edison 401(k) Savings Plan shareholder who does not have a company-assigned E-mail address, and you previously have elected to receive these documents electronically, we also are delivering these documents to you electronically.  The Edison International and SCE Joint Proxy Statement for the
                        annual meetings, and the respective 2003 Annual Reports are available on Edison
                        International's Internet website at http://www.edisoninvestor.com.  If these documents are being delivered to you electronically, you may also request paper copies through the date of the annual meetings by contacting the SCE Law Department,
                        Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, California
                        91770 or at 626-302-2662; and after the annual meetings by contacting Edison
                        International, Investor Relations, 2244 Walnut Grove Avenue, P. O. Box 999,
                        Rosemead, California 91770 or at 626-302-1937.

Meeting Admission:      The following individuals will be admitted to the meetings:

       o   Shareholders of record on the record date, and their spouses or domestic partners;

       o   Individuals holding written proxies executed by shareholders of record on the record date;

       o   Shareholders who provide a letter or account statement from their broker or other nominee showing that they owned stock held in the name of the broker or other nominee on the record date, and their spouses or domestic partners; and

       o   Other individuals with the approval of the Edison International or SCE Secretary.

Shareholders that are companies or other entities are limited to three authorized representatives at the meetings.  Cameras, recording devices and other electronic devices will not be permitted at the meetings.

Dated:  April 12, 2004

                                                          For the Boards of Directors,

                                                          /s/ BEVERLY P. RYDER
                                                          --------------------------------------
                                                          BEVERLY P. RYDER
                                                          Vice President and Secretary
                                                              Edison International
                                                          Secretary
                                                              Southern California Edison Company

                                                   IMPORTANT

         In order to assure a quorum of shareholders at the annual meetings, please complete, sign, date and mail the enclosed card promptly; or (if available to you) give your instructions by telephone or the Internet as described on the enclosed card.  If you mail the enclosed card, please sign (do not print) your name exactly as it appears on the card.  When signing as attorney, executor, administrator, trustee or guardian, include your full title.  Please have an authorized officer whose title is indicated sign for corporations, charitable institutions and governmental units.  For partnerships, have a partner sign and indicate partnership status.

To be Voted on by Edison International Shareholders Only:  Shareholder Proposal

Appendix B:       Southern California Edison Company Charter for the Audit Committee
                  of the Board of Directors..................................................................B-1

                                                 EDISON INTERNATIONAL
                                         SOUTHERN CALIFORNIA EDISON COMPANY
                                              2244 WALNUT GROVE AVENUE
                                                    P. O. BOX 800
                                             ROSEMEAD, CALIFORNIA 91770

                        ======================================================================

                                                JOINT PROXY STATEMENT

                        ======================================================================

                                      INTRODUCTION - SOLICITATION OF PROXIES

     This Joint Proxy Statement, proxy forms, voting instructions and the 2003 Annual Reports are being distributed together beginning April 12, 2004, to the Edison International and Southern California Edison Company
shareholders for their annual meetings.  The annual meetings will be held jointly on Thursday, May 20, 2004, at the Hyatt Regency Long Beach, 200 South Pine Avenue, Long Beach, California, at 10:00 a.m., Pacific Time.  The
Edison International and Southern California Edison Company Boards of Directors are soliciting proxies from you for use at their annual meetings, or at any adjournment or postponement of the meetings.  Proxies allow properly designated individuals to vote on your behalf at an annual meeting.  This Proxy Statement discusses the matters to be voted on at the annual meetings.

     In this Proxy Statement:

     o   "Annual Meeting" means the Edison International annual meeting of shareholders and the Southern
         California Edison Company annual meeting of shareholders, which are being held jointly.

     o   "Companies" means Edison International and SCE.

     o   "DRP" means the Edison International shareholder plan known as the Dividend Reinvestment and Stock
         Purchase Plan.

     o   "EME" means Edison Mission Energy, an electric power generation nonutility subsidiary of Edison
         International.

     o   "Executive Officers" of Edison International and SCE means their respective Chairman of the Board, Chief
         Executive Officer, President, any Vice President in charge of a principal business unit, division or function, and any other person who performs a similar significant policy-making function, including
         Executive Officers of any Edison International or SCE subsidiaries, for the reporting period or as of the date covered by this Proxy Statement.

     o   "401(k) Plan" means the employee benefit plan known as the Edison 401(k) Savings Plan (formerly known as the Stock Savings Plus Plan) through which participants may hold Edison International shares represented by their interests in the Edison International Stock Fund.

     o   "401(k) Plan shareholders" means participants in the 401(k) Plan who hold interests in the Edison
         International Stock Fund equivalent to Edison International shares.

     o   "SCE" means Southern California Edison Company.

     o   Holding shares in "street name" means your shares are held in an account through your broker, bank, fiduciary, custodian or other nominee, and you are considered the beneficial owner of those shares.
         Your name does not appear on the Companies' records as a shareholder.

     o   Holding shares as a "registered" shareholder or "of record" means your shares are registered in your own name directly with the Companies rather than in street name, and that stock certificates are issued in your own name.  Shares held in your DRP plan account are also included.

                              QUESTIONS AND ANSWERS ON VOTING, PROXIES AND ATTENDANCE

Q:   What am I voting on?

A:   Edison International and SCE shareholders are voting on the election of 10 Directors for Edison
     International and 11 Directors for SCE, respectively, and any other matters properly brought before the meeting.  Additionally, Edison International shareholders will vote on a shareholder proposal regarding the shareholder rights agreement.  The election of Directors is Item 1 on your proxy card.  The shareholder proposal is Item 2 on the Edison International proxy card.

Q:   Who can vote?

A.   All shareholders of record at the close of business on March 22, 2004, are entitled to vote at the meeting.
     Holders of Edison International's Common Stock are entitled to one vote per share on each item of Edison
     International business.  On each item of SCE business, holders of SCE Cumulative Preferred Stock are entitled to six votes per share; holders of SCE $100 Cumulative Preferred Stock are entitled to two votes per share; and holders of SCE Common Stock are entitled to one vote per share.  Shareholders who hold shares that are not registered in their own name (shares held in street name) may vote their shares by giving voting instructions to the nominee who is the registered shareholder.  Shares held by participants in the
     401(k) Plan are registered in the name of the plan trustee and will be voted by the plan trustee in its capacity as the Edison International stock fund investment manager, subject to each participant's instructions.  Fractional shares, such as those held in the 401(k) Plan and in the DRP, may not be voted.
     All shares of SCE Common and Preferred Stocks vote together as one class.

Q:   Who can attend the meeting?

A:   All shareholders on the record date, or their duly appointed proxies, may attend the meeting.  Shareholders'
     spouses or domestic partners are also welcome.  Seating, however, is limited.  All shareholders will be required to pass through a security inspection area, and they must check in at the registration desk at the meeting.  The registration desk will open at 8:00 a.m., Pacific Time.  If you are a registered or 401(k)
     Plan shareholder, an admission pass is included with these materials.  Please bring your pass with you to present at the registration desk for admission.  If you do not have an admission pass and you are a registered shareholder, we will be able to verify your share ownership from the share register upon presentation of proper identification.  If your shares are not registered in your name, you will need to bring a letter or an account statement from your broker, plan trustee or other nominee reflecting your stock ownership as of the record date to provide proper identification.  A shareholder that is a corporation, partnership, association or other entity is limited to three authorized representatives at the Annual Meeting.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:   How do I vote?

A:   Your vote is important.  You can save us the expense of a second mailing by voting promptly.  Please follow the appropriate instructions described below.

     If you are a registered or 401(k) Plan shareholder, you may choose one of the following ways to cast your vote:

         o    Vote by mail:                 Complete, date, sign and mail the proxy/voting instruction card in the enclosed postage prepaid envelope.

         o    Vote by telephone:            Call 1-877-779-8683 toll free from the U.S. and Canada.
                                            Call 201-536-8073 from outside the U.S. and Canada.

         o    Vote via the Internet:        Access the Edison International Internet voting website
                                            http://www.eproxyvote.com/eix
                                            Access the SCE Internet voting website
                                            http://www.eproxyvote.com/sce

     Registered shareholders have a fourth option to cast their vote:

         o    Vote by ballot                Attend the Annual Meeting and complete a written ballot
              at the meeting:               distributed at the meeting.

     If you vote by telephone or via the Internet, follow the instructions on the enclosed card.  Additionally, if you vote by telephone, you will receive recorded instructions, or if you vote via the Internet, you will receive additional instructions at the Internet website.  Voting by telephone and via the Internet is available 24 hours a day, seven days a week, through 9:00 p.m., Pacific Time, on May 19, 2004, except for
     401(k) Plan shareholders who must vote by 9:00 a.m., Pacific Time, on May 17, 2004.

     By voting by mail, telephone or the Internet, you will authorize the individuals named on the proxy card, referred to as the proxies, or the 401(k) Plan trustee in its capacity as Edison International stock fund investment manager, to vote your shares according to your instructions.  You are also authorizing those persons to vote your shares on any other matter properly presented at the meeting.

     If you hold shares in street name, please refer to the proxy card or other information forwarded by your bank, broker, fiduciary, custodian or other nominee to see which options are available.  Typically, you may provide voting instructions as follows:

         o    Vote by mail:                 On cards received from your broker or other nominee.

         o    Vote by telephone or          If offered by your broker or other nominee.
              via the Internet:

         o    Vote by ballot                If you request a legal proxy from your broker or other nominee
              at the meeting:               and deliver the proxy to the inspector of election before or at the meeting.

     Under California law, you or your authorized attorney-in-fact may transmit a proxy by telephone or via the
     Internet.  SHAREHOLDERS WHO VOTE BY TELEPHONE OR OVER THE INTERNET SHOULD NOT MAIL THE PROXY CARD.

Q:   What happens if I return my proxy or voting instructions, but I do not indicate my voting preference?

A:   If you return your proxy or voting instructions by mail and do not indicate how you wish to vote for the nominees for Director, the proxies and 401(k) Plan trustee will vote "FOR" election of all the nominees for
     Director (Item 1).  If you return your proxy or voting instructions by mail and do not indicate how you wish to vote on the shareholder proposal, the proxies and 401(k) Plan trustee will vote "AGAINST" the shareholder proposal (Item 2).  If you vote by telephone or on the Internet and do not indicate how you wish to vote for the nominees for Director, your shares will be treated as unvoted shares on the election.  If you vote by telephone or on the Internet and do not indicate how you wish to vote on the shareholder proposal, your shares will be treated as unvoted shares on the proposal.  In the case of the 401(k) Plan, unvoted shares may be voted by the trustee in its capacity as Edison International stock fund investment manager as it chooses.

Q:   What happens if I do not return my proxy or provide voting instructions?

A:   If you are a registered shareholder and you do not provide voting instructions to a designated proxy or cast a ballot at the Annual Meeting, your shares will not be voted.  If you are a 401(k) Plan shareholder and you do not provide voting instructions to the trustee, the trustee as Edison International stock fund investment manager may vote your shares as it chooses.  If you hold your shares in street name and you do not instruct your broker or other nominee how to vote your shares, the broker or other nominee may be authorized to vote your shares as it chooses on the matters to be considered at the meeting.  If your broker lacks this discretionary authority to vote on an item, your shares will not be voted on that item and will be treated as a "broker nonvote" on that item.

Q:   What if I vote and then change my mind?

A:   If you are a registered shareholder, you can revoke your proxy by:

         o    Writing to the Edison International or SCE Secretary;

         o    Voting again via mail, telephone or the Internet; or

         o    Voting in person at the Annual Meeting.

     Your last vote will be the vote that is counted.

     If you are a 401(k) Plan shareholder, you can revoke your voting instructions by voting again via mail, telephone or the Internet by 9:00 a.m., Pacific Time, on May 17, 2004.

     If you hold shares in street name, you should contact your broker or other nominee before the Annual Meeting to determine whether and how you can change your voting instructions.

Q:   How many votes do you need to hold the meeting?

A:   As of the record date, March 22, 2004, Edison International had 352,794,747 shares of Edison International
     Common Stock outstanding and entitled to vote.  SCE had 5,150,198 shares of Cumulative Preferred Stock,
     1,588,800 shares of $100 Cumulative Preferred Stock, and 434,888,104 shares of SCE Common Stock outstanding and entitled to vote.

     The holders of the Edison International Common Stock have the right to cast a total of 325,794,747 votes.
     The holders of the SCE Cumulative Preferred Stock have the right to cast a total of 30,901,188 votes, the holders of the SCE $100 Cumulative Preferred Stock have the right to cast a total of 3,001,600 votes, and the holder of the SCE Common Stock, Edison International, has the right to cast a total of 434,888,104 votes.  Voting together as a class, the SCE shareholders have the right to cast a total of 468,790,892 votes.

     A quorum is required to transact business at the Annual Meeting.  The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast constitutes a quorum.  If you properly return your proxy by mail, by telephone or via the Internet, you will be considered part of the quorum, even if you abstain from voting or withhold votes, and the proxies will vote (or not vote) your shares as you have indicated.  If a broker or other nominee holding your shares in street name votes your shares or returns a properly executed proxy representing your shares, your shares will be considered as present and part of the quorum, even if your broker or other nominee does not indicate a voting preference, or otherwise abstains or withholds votes, on any or all matters.

Q:   What vote is required to adopt the proposals at the meeting?

A:   On Item 1, the Election of Directors, the 10 nominees receiving the highest number of affirmative or "for"
     votes will be elected as Directors of Edison International and the 11 nominees receiving the highest number of affirmative or "for" votes will be elected as Directors of SCE.  Votes withheld for any of the nominees, abstentions and broker nonvotes will have the effect of reducing the number of affirmative votes a candidate might otherwise have received.  On Item 2, the Shareholder Proposal On Shareholder Rights Agreement, the
     following two votes must be obtained to adopt the proposal:  (i) the affirmative vote of a majority of the
     Edison International votes cast at the meeting, and (ii) the affirmative vote of at least a majority of the votes required to constitute a quorum.  In determining whether the first vote under (i) has been obtained, abstentions and broker nonvotes are not treated as votes cast and therefore will not affect the vote.  That is, the percentage of votes cast can only be increased or decreased by casting votes for or against the proposal, respectively.  In determining whether the second vote under (ii) has been obtained, abstentions and broker nonvotes will have the effect of votes cast against the proposal.  That is, abstentions and broker nonvotes will reduce the number of affirmative votes, and therefore reduce the total percentage of votes, the proposal might otherwise have received.

Q:   Who will count the votes?

A:   EquiServe Trust Company, N.A., will tabulate the votes and act as the inspector of election.  To protect the confidentiality of votes cast under the 401(k) Plan, 401(k) Plan shareholders' voting instructions are given directly to EquiServe Trust Company.  EquiServe tabulates those votes and then provides aggregate voting results directly to the 401(k) Plan trustee.  Edison International does not have access to any of the 401(k)
     Plan shareholders' voting instructions, and 401(k) Plan voting results are only reported in the aggregate.

Q:   What shares are included on the proxy card?

A:   If you hold shares in both Edison International and SCE, you will receive a proxy card for each of the
     Companies.  The shares listed on your card(s) represent all the shares of common stock and preferred stock registered in your name (as distinguished from those held in street name), all whole shares held in the DRP, and all whole shares held in the 401(k) Plan.  You will receive separate cards from your broker or other nominee if you hold shares in street name.

Q:   What does it mean if I get more than one proxy card?

A:   It indicates that your shares are held in more than one account, such as two brokerage accounts, and registered in different names.  You should vote each of the proxy cards to ensure that all of your shares are voted.

Q:   How much will this proxy solicitation cost?

A:   Edison International and SCE have retained D.F. King & Co., Inc. to assist them with the solicitation of proxies for an aggregate maximum fee of $12,000, plus expenses.  (This fee does not include the costs of printing and mailing the proxy materials.)  Edison International and SCE will pay these proxy solicitation costs.  Some of the Directors, officers and other employees of Edison International and/or SCE also may solicit proxies personally, by mail, by telephone or by other electronic means for no additional compensation, except for customary overtime pay applicable to certain employees.  Edison International and
     SCE will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of their stocks and for obtaining voting instructions.

Q:   Whom may I call with any questions?

A:   You may call Wells Fargo Shareholder Services at 800-347-8625 or visit their Internet website at
     http://www.wellsfargo.com/com/shareowner_services

Q:   How do the Boards recommend I vote?

A:   The Edison International and SCE Boards recommend the election of their nominees for Directors listed in this Proxy Statement.  The Edison International Board recommends that Edison International shareholders vote against the shareholder proposal.

                                HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

     If you are a registered shareholder and share an address with other registered shareholders, you may be receiving multiple copies of the applicable Annual Report to Shareholders and Proxy Statement.  You can save the
Companies money if you direct us to discontinue mailing all future multiple annual reports, proxy statements, proxy statements combined with a prospectus, and information statements by marking the appropriate box on the enclosed proxy card, or by following the instructions provided when you vote by telephone or over the Internet.
The Companies intend to deliver only one respective annual report, one proxy statement, one proxy statement combined with a prospectus, and one information statement to multiple registered shareholders sharing an address if such multiple shareholders have given their consent, and the Companies have not received contrary instructions from one or more of such shareholders.  This practice is commonly referred to as "householding."  The Companies do not plan to electronically household documents.  Your consent to householding will remain in effect until revoked.  Eliminating duplicate mailings will not affect your receipt of future proxy cards.

     If through the date of the Annual Meeting, you decide you want a separate copy of this Joint Proxy Statement or the applicable 2003 Annual Report, Edison International or SCE will promptly deliver your separate copy if you contact the SCE Law Department, Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead,
California 91770 or at 626-302-2662.  Additionally, to resume the mailing of individual copies of future annual reports, proxy statements, proxy statements combined with a prospectus, and information statements to a particular account, you may contact Wells Fargo Bank, N.A., Attn:  Householding, P. O. Box 64854, St. Paul,
Minnesota 55164-0854, or at 800-347-8625, and your request will be effective within thirty days after receipt.
After the Annual Meeting, you may request householding of these documents, by providing Wells Fargo Bank at the address provided directly above with a written request to eliminate multiple mailings.  The written request must include names and account numbers of all shareholders consenting to householding for a given address and must be signed by those shareholders.

     Additionally, the Companies have been notified that certain brokers and other nominees will household the
Companies' annual reports and proxy statements for shareholders who hold in street name and have consented to householding.  In this case, you may request an individual copy of this Joint Proxy Statement and/or the applicable 2003 Annual Report by contacting your broker or other nominee.

                             ELECTRONIC ACCESS TO PROXY STATEMENTS AND ANNUAL REPORTS

     This Joint Proxy Statement and the Edison International and SCE 2003 Annual Reports are available on Edison
International's Internet website at http://www.edisoninvestor.com.  Most shareholders can view future shareholder communications including proxy statements and annual reports over the Internet instead of receiving paper copies in the mail and save the Companies the cost of producing and mailing these documents.

     If you are a 401(k) Plan shareholder, and you use company E-mail in the ordinary course of performing your job and are expected to log-on to E-mail routinely to receive mail and communications, Edison International intends to deliver proxy statements and annual reports to you electronically for every shareholders' meeting.
You may also request paper copies through the date of the Annual Meeting by contacting the SCE Law Department,
Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, California 91770 or at 626-302-2662; and
after the Annual

Meeting by contacting Edison International, Investor Relations, 2244 Walnut Grove Avenue, P. O. Box 999,
Rosemead, California 91770 or at 626-302-1937.

     If you are a registered shareholder and/or 401(k) Plan shareholder who does not have a company-assigned
E-mail address, you can choose to receive shareholder communications including proxy statements and annual reports electronically by checking the appropriate box on your proxy card or by following the instructions provided if you vote by telephone or over the Internet.  In order to receive shareholder communications electronically, you must have an E-mail account, access to the Internet through an Internet service provider, and a Web browser that supports secure connections.  Acceptance of electronic delivery of these documents will remain in effect until withdrawn.  Your consent to electronic delivery can be withdrawn at any time by contacting Wells Fargo Bank,
N.A., P. O. Box 64856, St. Paul, Minnesota 55164-0856 or at 800-347-8625.  You may also request paper copies of the proxy materials from the date you receive this Proxy Statement through the date of the applicable Annual
Meeting by contacting the SCE Law Department, Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box 800,
Rosemead, California 91770 or at 626-302-2662; and after the Annual Meeting by contacting Edison International,
Investor Relations, 2244 Walnut Grove Avenue, P. O. Box 999, Rosemead, California 91770 or at 626-302-1937.

     If you are a registered shareholder and/or 401(k) Plan shareholder who does not have a company-assigned
E-mail address and choose to view future proxy statements and annual reports over the Internet, you will receive notice each year containing the Internet address of those materials.

     If you hold shares in street name, check the information provided by the nominee holding your shares for instructions on how to elect to view future proxy statements and annual reports over the Internet.  Your broker or other nominee will receive notice containing the Internet address to use to access Edison International's and
SCE's Proxy Statement and Annual Reports.

     For all shareholders, although there are no Edison International or SCE fees or charges for this service, there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

                                               ELECTION OF DIRECTORS
                                               Item 1 on Proxy Card

                                               NOMINEES FOR ELECTION

     Ten Directors will be elected to the Edison International Board and eleven Directors will be elected to the
SCE Board to hold office until the next annual meeting.  Should any of the nominees become unavailable to stand for election as a Director, the proxies will have the authority to vote for substitute nominees as they choose.

     The nominees for Directors of Edison International and SCE are the same, except for Mr. Fohrer who is a nominee for the SCE Board only.  A current Director, Daniel M. Tellep, is retiring from both Boards.  A prior
Director, Joan C. Hanley, retired from both Boards on December 31, 2003.  France A. Cordova is being nominated to serve as a Director for the first time for both Boards.  A brief biography of each nominee is presented below.

JOHN E. BRYSON
Chairman of the Board, President and Chief Executive Officer of Edison International and Chairman of the Board of SCE
(since 2003); Chairman of the Board of Edison Capital (a financial investment nonutility subsidiary of Edison
International) (since 2000); Chairman of the Board, President and Chief Executive Officer of Edison International and
Chairman of the Board of EME (2000-2002); Chairman of the Board and Chief Executive Officer of Edison International
and SCE (1990-1999)
Mr. Bryson has been a Director of Edison International since 1990.  He was a Director of SCE from 1990 through
1999, and since 2003.  He is a Director of The Boeing Company and The Walt Disney Company, and a Director/Trustee
for three funds in the Western Asset funds complex.  Mr. Bryson is a graduate of Stanford University and Yale Law
School.  Age 60.

FRANCE A. CORDOVA
Chancellor, University of California, Riverside (since 2002); Vice Chancellor for Research, University of
California, Santa Barbara (1996-2002); Chief Scientist, National Aeronautics and Space Administration (1993-1996)
Dr. Cordova is being nominated for the first time as a Director of Edison International and SCE.  She is a
Director of Belo Corporation.  Dr. Cordova is a graduate of Stanford University and holds a Ph.D. in physics from the California Institute of Technology.  Age 56.

ALAN J. FOHRER*
Chief Executive Officer of SCE (since 2003); Chairman of the Board and Chief Executive Officer of SCE (2002);
President and Chief Executive Officer of EME (2000-2001); Chairman of the Board of EME (1999); Executive Vice
President and Chief Financial Officer of Edison International (1996-2000)
Mr. Fohrer has been a Director of SCE since 2002.  He is a Director of Duratek, Inc.  Mr. Fohrer holds two degrees in civil engineering from the University of Southern California, and received his MBA degree from
California State University, Los Angeles.  Age 53.

BRADFORD M. FREEMAN
Founding Partner, Freeman Spogli & Co. (private investment company) (since 1983)
Mr. Freeman has been a Director of Edison International and SCE since 2002.  He is a Director of CB Richard Ellis
Services Inc.  Mr. Freeman is a graduate of Stanford University, and holds an MBA degree from Harvard Business
School.  Age 62.

BRUCE KARATZ
Chairman and Chief Executive Officer of KB Home (homebuilding) (since 1993)
Mr. Karatz has been a Director of Edison International and SCE since 2002.  He is a Director of Avery Dennison
Corporation and Honeywell International, Inc.  Mr. Karatz is a graduate of The Blake School and Boston
University, and holds a Law degree from the University of Southern California.  Age 58.

------------------
*    Alan J. Fohrer is a nominee for Director of SCE only.

LUIS G. NOGALES
Managing Partner of Nogales Investors, LLC (a private equity investment company) (since 2001); President of
Nogales Partners (a private equity investment company) (1990-2001)
Mr. Nogales has been a Director of Edison International and SCE since 1993.  He is a Director of Arbitron Inc.,
Kaufman and Broad, SA, France, and KB Home.  Mr. Nogales is a graduate of San Diego State University and Stanford
Law School.  Age 60.

RONALD L. OLSON
Partner of the law firm of Munger, Tolles and Olson (since 1970)
Mr. Olson has been a Director of Edison International and SCE since 1995.  He is a Director of Berkshire
Hathaway, Inc., City National Corporation, and The Washington Post Company.  Mr. Olson is a graduate of Drake
University and University of Michigan Law School and holds a Diploma in Law from Oxford University.  Age 62.

JAMES M. ROSSER
President of California State University, Los Angeles (since 1979)
Dr. Rosser has been a Director of SCE since 1985 and a Director of Edison International since 1988.  Dr. Rosser holds three degrees from Southern Illinois University.  Age 65.

RICHARD T. SCHLOSBERG, III
Retired President and Chief Executive Officer of The David and Lucile Packard Foundation (private family foundation) (1999-January 2004)
Mr. Schlosberg has been a Director of Edison International and SCE since 2002.  He is a Director of eBay Inc.
Mr. Schlosberg is a graduate of the United States Air Force Academy, and holds an MBA degree from Harvard Business
School.  Age 60.

ROBERT H. SMITH
Robert H. Smith Investments and Consulting (banking and financial-related consulting services) (since December
2003); Managing Director of Smith & Crowley, Inc. (merchant banking)
(1992-November 2003)
Mr. Smith has been a Director of SCE since 1987, and a Director of Edison International since 1988.  He is a
Director of Commerce National Bank, and a Public Governor of the Pacific Exchange.  He is also a Trustee of the
University of Southern California and Santa Clara University.  Mr. Smith is a graduate of the University of
Southern California and holds a Law degree from Van Norman University.  Age 68.

THOMAS C. SUTTON
Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company (since 1990)
Mr. Sutton has been a Director of Edison International and SCE since 1995.  He is Chairman of Pacific Select Fund and Pacific Mutual Fund, and is a Director of Newhall Land & Farming Company and The Irvine Company.  Mr. Sutton
is a graduate of the University of Toronto.  Age 61.

                                   QUESTIONS AND ANSWERS ON CORPORATE GOVERNANCE

Q:   How are potential Director nominees identified and selected by the Boards to become nominees?

A:   It is the responsibility of the Edison International and SCE Nominating/Corporate Governance Committees to
     recommend Director candidates to their respective Boards.  Since February 20, 2003, when Mr. Olson resigned from the Committees, each Committee member has been independent under the New York Stock Exchange rules.

     It is the policy of the Committees to consider Director candidates recommended to the Committees by shareholders.  For Committee consideration, shareholder suggestions for Director candidates must be submitted in writing to the Secretary of Edison International and/or SCE and include (i) the shareholder's name and address, as they appear on the corporation's books, or a written statement from the record holder of the shares (usually a broker or bank) showing the class and number of shares beneficially owned, (ii) the name, age, and business and residence addresses of the candidate, (iii) the principal occupation or employment of the candidate, (iv) the class and number of shares of Edison International and SCE beneficially owned by the candidate, (v) a written description of any direct or indirect business relationships or transactions within the last three years between Edison International and its subsidiaries and senior management, on the one hand, and the candidate and his or her affiliates and immediate family members, on the other hand, (vi) any other information concerning the nominee required under SEC rules to be in a proxy statement soliciting proxies for the election of the nominee, (vii) a consent signed by the candidate to serve as a Director if elected, and (viii) a written description, together with any supporting materials, of the qualifications, qualities and skills of the candidate that the shareholder deems appropriate to submit to the Committees to assist in their consideration of the candidate.

     In identifying potential Director nominees, the Committees also consider suggestions made by the respective
     Companies' Board members and senior management.  France A. Cordova, who is being nominated to serve on the
     Boards for the first time, was recommended by a non-management Director.

     There are no differences in the manner in which the Committees evaluate a Director candidate based on whether the candidate is recommended by a shareholder.  After the Committees receive a recommendation for a potential Director nominee, the Committees consider the information provided to them from the source who recommended the candidate.  For the Committees to recommend a Director nominee, the candidate must at a minimum possess the qualifications, qualities and skills set forth in the Companies' respective Corporate
     Governance Guidelines, including:

     o   A reputation for integrity, honesty and adherence to high ethical standards;

     o   Experience in a generally recognized position of leadership; and

     o   The demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company.

     The Committees also consider other factors and information in their evaluation of potential Director nominees, including the Boards' current need for additional members, the candidate's potential for increasing the Boards' range of business experience, desirable skills and diversity, the candidate's independence, and other factors the Committees deem appropriate.  If based on this preliminary evaluation the Committees determine to continue their consideration of a candidate, one or more members of the
     Committees, and others as determined by the Committees, interview the candidate.  After the interview, the
     Committees conduct any further research on the candidate that they deem appropriate.  The Committees then determine whether to recommend to the Companies' respective Boards that the candidate be a Director nominee.  The Companies' respective Boards consider the Committees' recommendations and determine whether to nominate any candidate for election.

Q:   How do the Edison International and SCE Boards determine which Directors are considered independent?

A:   Under the New York Stock Exchange listing standards, the Edison International Board is required to consist of at least a majority of independent Directors.  Under the Companies' Corporate Governance Guidelines, both
     Companies' Boards are required to consist of at least a majority of independent Directors.  The Boards recently revised their Corporate Governance Guidelines to include categorical standards to assist in determining whether each Director has a material relationship with the Companies that would cause the
     Director not to be independent.  Additionally, to be a member of a Board Committee required to be comprised of independent Directors, Directors may have to meet additional requirements to be considered independent.
     The Companies' Corporate Governance Guidelines are posted on Edison International's Internet website at
     www.edisoninvestor.com and are available in print upon request from the Edison International or SCE
     Secretary.

     Under the Guidelines, no Director will be considered independent if he or she has a relationship with the
     Companies that would be deemed disqualifying under New York Stock Exchange listing standards for purposes of a determination of independence.  Directors who are not so disqualified from being independent will be determined by the Boards to be independent unless a Director otherwise has a material relationship with
     Edison International, SCE, or any of their subsidiaries.  The Boards have determined that the following relationships are not considered material for purposes of determining Directors' independence:

     o   Discretionary charitable contributions by the Company to a charitable organization (including a non-profit educational or other institution) with which the Director or an immediate family member is
         (or was in the preceding three years) affiliated as an officer, director, trustee, or employee, or otherwise, if (a) the Company's total contributions to the organization in each of the organization's preceding three fiscal years were less than 1% of the organization's reported consolidated gross revenues in the applicable fiscal year (the Company's matching of employee contributions shall not be included in the amount of the Company's contributions for this purpose), and (b) the contributions did not result in any direct financial benefit to the Director or an immediate family member;

     o   Payments made by the Company to an entity with which the Director or an immediate family member is (or was in the preceding three years) affiliated as a director, officer, employee, or otherwise, or payments received by the Company from such an entity, for property or services, if (a) the total amount of the payments made or received in each of the entity's preceding three fiscal years was less than 1% of the entity's reported consolidated gross revenues in the applicable fiscal year, (b) the payments did not result in a direct financial benefit to the Director or an immediate family member, and (c) the Director and any immediate family members do not (and did not in the preceding three years) directly or indirectly own, in the aggregate, more than 10% of the entity;

     o   Indebtedness of the Company owed to, or indebtedness owed to the Company by, an entity with which the
         Director or an immediate family member is (or was in the preceding three years) affiliated as a director, officer, or employee, or otherwise, if (a) the total amount of indebtedness in each of the entity's preceding three fiscal years was less than 1% of the entity's reported consolidated gross assets at the end of the applicable fiscal year, and (b) the indebtedness does not result in any direct financial benefit to the Director or an immediate family member;

     o   Direct or indirect ownership by the Director or an immediate family member (including ownership by an entity with which the Director or an immediate family member is affiliated as a director, officer, or employee, or otherwise) of equity securities of the Company;

     o   Direct or indirect ownership by the Company of equity securities of an entity with which the Director or an immediate family member is (or was in the preceding three years) affiliated as a director, officer, or employee, or otherwise, if (a) the total amount of the entity's equity securities owned by the
         Company did not exceed 5% of the entity's outstanding equity securities at any time during the preceding three years, and (b) the Company's ownership of the equity securities does not result in any direct financial benefit to the Director or an immediate family member;

     o   Gifts, perquisites, and other similar transactions between the Company and the Director or an immediate family member that did not provide an aggregate direct or indirect financial benefit or value of more than $5,000 to the Director and immediate family members in any of the preceding three calendar years;
         and

     o   The Company's employment in a non-executive officer capacity of an immediate family member of the
         Director, if the direct compensation paid to the Director's immediate family member in each of the preceding three calendar years was $30,000 or less.

     For purposes of the categories of relationships described in the foregoing bullets:

     o   "Company" means Edison International, SCE, and their consolidated subsidiaries;

     o   "executive officer" means an entity's president, principal financial officer, principal accounting officer, any vice president in charge of a principal business unit, division or function, and any other person who performs similar policy-making functions for the entity; and

     o   "immediate family member" of a Director means his or her spouse, parent, child, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and anyone (other than domestic employees) who shares the Director's home; provided, that an individual shall not be deemed an immediate family member if the individual is no longer related to a Director as a result of legal separation, divorce, death, or incapacitation.

     For relationships not prohibited by New York Stock Exchange rules and also not covered under the preceding categories of immaterial relationships, the determination of whether a relationship is material or not, and therefore whether a Director is independent or not, is made in good faith by the independent Directors.

Q:   Which Directors have the Edison International and SCE Boards determined are independent?

A:   The Boards have determined that Directors Freeman, Karatz, Nogales, Rosser, Schlosberg, Smith, Sutton, and
     Tellep, and Director nominee Cordova, have no material relationships with the Companies and, therefore, are independent.  In connection with its review of business relationships between the Companies and its
     Directors and Director nominee, the Boards determined that the following relationships are not material and do not impair the respective Directors' independence:

     o   Mr. Smith is a Director of Commerce National Bank, which opened for business in December 2003 and had assets of approximately $11.5 million and common equity of approximately $6 million, as of December 31,
         2003.  Mr. Smith and Mr. Craver, Edison International's Executive Vice President, Chief Financial
         Officer and Treasurer, have made investments in Commerce National Bank in the respective amounts of
         $225,000 and $150,000.  In concluding that the relationships among Messrs. Smith and Craver and Commerce
         National Bank are not material, the Boards considered the facts that neither Mr. Smith nor Mr. Craver is an executive officer of Commerce National Bank, Mr. Smith's and Mr. Craver's respective investments each represent less than 4% of the common equity of Commerce National Bank, and the investments also represent a relatively small portion of the net worth of either Mr. Smith or Mr. Craver.

     o   Dr. Rosser is President of California State University, Los Angeles.  Robert G. Foster, President of
         SCE, has been a member of the California State University Board of Trustees since 1998.  Under California law, there are 25 members of the Board of Trustees including California's Governor, Lieutenant Governor,
         Speaker of the Assembly, Superintendent of Public Instruction, and State University Chancellor.  The
         remaining members are appointed by the Governor, and non-student, non-faculty members must be ratified by the State Senate.  Mr. Foster served on the Board of Trustees' standing Committee on University and
         Faculty Personnel (the "Personnel Committee") from 2000 until his resignation on February 20, 2004.
         During 2003 and 2004 until his resignation from the Personnel Committee, Mr. Foster also acted as Vice
         Chair of the Personnel Committee.  The responsibilities of the Personnel Committee include making recommendations to the Board of Trustees concerning salaries, housing allowances, and automobile allowances for new University presidents and other executive officers of the California State University system, and periodic recommendations concerning salary adjustments for existing University presidents and other executive officers.  In concluding that the relationships between Dr. Rosser and Mr. Foster are not material, the Boards also considered the following factors:

         o   Mr. Foster was not a member of the Board of Trustees or the Personnel Committee when Dr. Rosser was appointed President of California State University, Los Angeles and was not involved in recommending or setting Dr. Rosser's initial salary and benefits.  During Mr. Foster's tenure on the Board of Trustees and Personnel Committee, the only actions recommended or taken that affected
             Dr. Rosser's salary were across-the-board increases for University presidents and other executive officers of approximately 6.5% in July 2000, 2% in July 2001, and 1.68% in July 2002.

         o   The Board of Trustees and Personnel Committee have only limited discretion to recommend and approve actions affecting the compensation of California State University presidents, and they must act within the constraints established by the California State University's budget, which is determined by actions of the Governor of California and the California State
         Legislature.  The Personnel Committee's recommendations to the Board of Trustees regarding salary actions are based on prior recommendations made or approved by the California State University
         Chancellor.

Q:   Is SCE subject to the same stock exchange listing standards regarding corporate governance matters as Edison
     International?

A:   No.  Edison International is listed on the New York Stock Exchange and the Pacific Exchange, and is subject to their listing standards on corporate governance and other matters.  SCE is listed on the American Stock
     Exchange and the Pacific Exchange.  However, the American Stock Exchange only requires certain listed issuers to comply with designated corporate governance standards for Board and Board Committee composition including director independence, the director nominations process, and the process to determine executive compensation.  SCE is a controlled company exempt from these rules because over 50% of its voting power is held by its parent company, Edison International.

Q:   How many times did the Companies' Boards meet in 2003?

A:   During 2003, the Edison International Board met eight times and the SCE Board met seven times.  Each Board also held two executive sessions of the non-employee Directors.  The presiding Director for these sessions is designated by the non-employee Directors on an annual basis.  Mr. Tellep was designated as the presiding
     Director in April of 2003 and served as the presiding director for the sessions held in 2003.  A new presiding Director will be designated after the Annual Meeting.  During 2003, each current Director attended
     75% or more of all Edison International and SCE Board and applicable Committees' and Subcommittees' meetings he or she was eligible to attend.

Q:   Do the Companies have a policy on attendance of Director nominees at annual shareholders' meetings?

A:   Director nominees are expected to attend annual meetings of the Companies' shareholders.  All 2003 Director nominees of the respective Companies attended the 2003 annual meeting.

Q:   How may I communicate with the Board?

A:   Shareholders may communicate with any individual Director, with the Directors as a group, or with the non-employee Directors as a group.  To do so, you may call the Companies' hotline at (800) 877-7089 and ask the hotline provider to transmit the communication directly to the individual Director or intended group of
     Directors.  You may also deliver your communication in writing addressed to the Director or to the intended group of Directors c/o Corporate Secretary, Edison International or SCE, 2244 Walnut Grove Avenue, Rosemead,
     California 91770.  All communications other than surveys and advertising and marketing materials will be forwarded directly to the individual Director or group of Directors, as applicable.

Q:   Does Edison International have a policy on shareholder rights plans?

A:   Yes.  On February 26, 2004, the Edison International Board adopted the following policy on shareholder rights plans:

     Edison International's existing shareholder rights plan, which expires by its terms on November 21, 2006, has been amended to provide that Edison International's Board of Directors will not cause the plan to be triggered (i.e. making the rights exercisable) without prior approval by Edison International's shareholders.  Edison International's Board of Directors will not extend the existing rights plan.  Also, the Edison International Board would seek prior shareholder approval of the adoption of any new shareholder rights plan unless, due to timing constraints or other reasons consistent with the fiduciary duties of
     Edison International's Board of Directors, a committee consisting solely of independent Directors determines that it would be in the best interests of Edison International's shareholders to adopt the plan before obtaining shareholder approval.  Any rights plan hereafter adopted by Edison International's Board of
     Directors without prior shareholder approval shall automatically terminate on the first anniversary of the adoption of the plan unless, prior to such anniversary, the plan shall have been approved by Edison
     International's shareholders.

                                        BOARD COMMITTEES AND SUBCOMMITTEES

     Edison International and SCE have standing Audit, Compensation and Executive Personnel, Executive, Finance,
and Nominating/Corporate Governance Committees.  Additionally, both Companies have subcommittees of the
Compensation and Executive Personnel Committee and had subcommittees of the Nominating/Corporate Governance
Committee through February 20, 2003.  The Committees' charters are posted on Edison International's Internet website at www.edisoninvestor.com and are available in print upon request from the Edison International or SCE
Secretary.  The following table describes the Boards' committees and subcommittees.

-------------------------------------- --------------------------------------------------------------- ------------------
              COMMITTEE                                                                                     NUMBER
           OR SUBCOMMITTEE                                                                                    OF
              NAME AND                                         COMMITTEE AND                               MEETINGS
           CURRENT MEMBERS                                 SUBCOMMITTEE FUNCTIONS                           IN 2003
-------------------------------------- --------------------------------------------------------------- ------------------
Audit Committee (1)
  Daniel M. Tellep, Chair               o  Appoints the independent accountants.
  Bradford M. Freeman
  Richard T. Scholsberg, III            o  Assists the Boards in their oversight of 1) the
  Robert H. Smith                          integrity of financial statements, 2) systems of                 Edison
  Thomas C. Sutton                         disclosure and internal control regarding finance,            International:
                                           accounting, legal compliance and ethics that                       11
                                           management and the Boards have established,
                                           3) compliance with legal and regulatory
                                           requirements, 4) the qualifications and                           SCE:
                                           independence of the independent accountants                        10
                                           retained for the purpose of preparing or issuing an
                                           audit report or performing other audit, review or
                                           attest services and 5) the performance of the
                                           independent accountants and of the internal audit
                                           function.

-------------------------------------- --------------------------------------------------------------- ------------------
              COMMITTEE                                                                                     NUMBER
           OR SUBCOMMITTEE                                                                                    OF
              NAME AND                                         COMMITTEE AND                               MEETINGS
           CURRENT MEMBERS                                 SUBCOMMITTEE FUNCTIONS                           IN 2003
-------------------------------------- --------------------------------------------------------------- ------------------

                                        o  Meets regularly with management, the independent
                                           accountants, and the internal auditors to make
                                           inquiries regarding the manner in which the
                                           responsibilities of each are being discharged.

                                        o  Recommends to the Boards Audit Committee
                                           charter revisions and the inclusion of the year-end
                                           audited financial statements in the Annual Report on
                                           Form 10-K.

                                        o  Reviews with the independent accountants the scope
                                           of audit and other engagements and the related fees,
                                           their independence, the adequacy of internal
                                           accounting controls, and the year-end audited
                                           financial statements.

                                        o  Produces annually a report on certain committee
                                           actions for the proxy statement.
-------------------------------------- --------------------------------------------------------------- ------------------

Compensation and Executive              o  Reviews the performance and sets the compensation                   Edison
Personnel Committees                       of designated elected officers, including the                   International:
  Robert H. Smith, Chair                   Executive Officers.                                                    4
  Bruce Karatz
  Luis G. Nogales                       o  Reviews Director compensation for consideration
  James M. Rosser                          and action by the Boards.
  Thomas C. Sutton
                                        o  Approves the design of executive and Director                         SCE:
                                           compensation programs, plans and arrangements.                         4

                                        o  May elect designated officers and determine their
                                           compensation.

                                        o  Participates in executive succession planning and
                                           management development.

                                        o  Produces annually a report on executive
                                           compensation for the proxy statement.

                                        o  Has additional duties described in the
                                           "Compensation and Executive Personnel
                                           Committees' Report on Executive Compensation"
                                           below and in its charter.

-------------------------------------- --------------------------------------------------------------- ------------------
              COMMITTEE                                                                                     NUMBER
           OR SUBCOMMITTEE                                                                                    OF
              NAME AND                                         COMMITTEE AND                               MEETINGS
           CURRENT MEMBERS                                 SUBCOMMITTEE FUNCTIONS                           IN 2003
-------------------------------------- --------------------------------------------------------------- ------------------

Executive Committees(2)                o   Has all the authority of the Boards between meetings            Edison
     Edison International                  except to the extent limited by the California General      International:
     John E. Bryson, Chair                 Corporation Law.                                                   0
     Ronald L. Olson
     James M. Rosser
     Thomas C. Sutton                                                                                        SCE:
     SCE                                                                                                      1
     John E. Bryson, Chair
     Alan J. Fohrer
     Ronald L. Olson
     James M. Rosser
     Thomas C. Sutton

-------------------------------------- --------------------------------------------------------------- ------------------

Finance Committees(2)                  o   Regularly reviews the financial structure of their              Edison
     Luis G. Nogales, Chair                respective companies.                                       International:
     Bradford M. Freeman                                                                                      3
     Ronald L. Olson                   o   The Edison International Finance Committee reviews the
     Daniel M. Tellep                      financial planning process and investment outlook for
                                           Edison International and its nonutility subsidiaries,            SCE:
                                           and approves certain investments.                                  4

                                       o   The SCE Finance Committee reviews the five-year capital
                                           expenditure outlook, financing plans, total revenue
                                           requirements, and earnings trends of SCE, and approves
                                           certain capital projects.

-------------------------------------- --------------------------------------------------------------- ------------------
              COMMITTEE                                                                                     NUMBER
           OR SUBCOMMITTEE                                                                                    OF
              NAME AND                                         COMMITTEE AND                               MEETINGS
           CURRENT MEMBERS                                 SUBCOMMITTEE FUNCTIONS                           IN 2003
-------------------------------------- --------------------------------------------------------------- ------------------

Nominating/Corporate Governance        o    Periodically consults with management, reviews                  Edison
Committees(2)                               shareholder recommendations for Director nominees, and      International:
     James M. Rosser, Chair                 identifies and makes recommendations regarding Board               3
     Bradford M. Freeman                    composition and selection of candidates for election.
     Bruce Karatz
     Richard T. Schlosberg, III        o    Periodically reviews and recommends updates to the               SCE:
                                            Corporate Governance Guidelines applicable to their                3
                                            respective companies.

                                       o    Advises the Boards with respect to corporate governance
                                            matters.

                                       o    Oversees the evaluation of the Boards and Committees.

-------------------------------------- --------------------------------------------------------------- ------------------

Compensation and                       o    May elect designated officers and determine their               Edison
Executive Personnel                         compensation.                                               International/
Subcommittees                                                                                                SCE:
     Robert H. Smith, Chair            o    May handle certain substantive and administrative tasks           0;
     At least one Compensation and          related to executive compensation.                         Took action only
     Executive Personnel Committee                                                                       by unanimous
     member appointed by Committee                                                                      written consent
     Chair

-------------------------------------- --------------------------------------------------------------- ------------------

-------------------------------------- --------------------------------------------------------------- ------------------
              COMMITTEE                                                                                     NUMBER
           OR SUBCOMMITTEE                                                                                    OF
              NAME AND                                         COMMITTEE AND                               MEETINGS
           CURRENT MEMBERS                                 SUBCOMMITTEE FUNCTIONS                           IN 2003
-------------------------------------- --------------------------------------------------------------- ------------------

Nominating/                            o  Temporarily formed to recommend action to the                     Edison
Corporate Governance                      Boards with respect to corporate governance                   International:
Subcommittees(3)                          matters.                                                             2
     None

                                                                                                             SCE:
                                                                                                               2
-------------------------------------- --------------------------------------------------------------- ------------------

(1)    The respective Companies' Boards have determined that Mr. Sutton is a financial expert under SEC guidelines and is independent under the New York Stock Exchange listing standards.

(2)    Mr. Olson resigned from the Nominating/Corporate Governance Committees on February 20, 2003.  Ms. Hanley was a
       member of the Executive and Finance Committees, and Chair of the Nominating/Corporate Governance Committees
       until her retirement.  Upon Ms. Hanley's retirement, Mr. Freeman became a member, and Dr. Rosser became the
       Chair, of the Nominating/Corporate Governance Committees.

(3)    In October 2002, the Edison International and SCE Boards formed Nominating/Corporate Governance Subcommittees composed of independent Directors to recommend actions to the Boards with respect to corporate governance matters.  These Subcommittees ceased to exist on February 20, 2003.  The Subcommittees' members were Ms. Hanley,
       Chair, and Messrs. Karatz, Rosser, and Schlosberg.

                                               DIRECTOR COMPENSATION

     Directors who are employees of Edison International or SCE are not paid additional compensation for serving as Directors.  Non-employee Directors are compensated as described below.

Fees

     During 2003, each non-employee Director was paid as follows:

     o   an annual Board retainer of $35,000,

     o   an annual retainer of $3,000 to Board Committee chairpersons,

     o   an annual Executive Committee retainer of $2,000 to Executive Committee members,

     o   $1,500 for each Board meeting attended,

     o   $1,500 for each Board Committee and Subcommittee meeting attended, and

     o   $1,500 for any other business meetings attended as a Director.

     Non-employee Directors serve on both the Edison International Board and the SCE Board and the same
Committees and Subcommittees of each Board.  Non-employee Directors receive only one retainer and, if the meetings of the Boards or the same Committees and Subcommittees of each of the Companies are held concurrently or consecutively, they receive only one meeting fee.  It is the usual practice of Edison International and SCE that meetings of the Edison International and SCE Boards are held together or consecutively and a single meeting fee is paid to each non-employee Director for each set of meetings.  Edison International and SCE Committee and
Subcommittee meetings are similarly managed.  Directors are reimbursed for out-of-pocket expenses they incur serving as Directors.

Equity Compensation Plan

     Non-employee Directors of Edison International and SCE are granted the following awards annually under the
Edison International Equity Compensation Plan upon election or reelection to the Boards:

Upon initial election to the Boards (there were no new Directors elected in 2003):

     o   2,000 Edison International deferred stock units, or the number of deferred stock units determined by dividing twice the annual Board retainer by the closing price of Edison International Common Stock on the date of election, whichever is less, and

     o   1,000 Edison International nonqualified stock options.

Upon reelection to the Boards:

     o   1,000 shares of Edison International Common Stock or deferred stock units, or the number of shares or deferred stock units determined by dividing the annual Board retainer by the closing price of Edison
         International Common Stock on the date of reelection, whichever is less, and

     o   1,000 Edison International nonqualified stock options.

     Directors serving on both Boards receive only one award per year.  Directors may choose in advance to receive the stock/deferred stock unit portion of the reelection award entirely in Edison International Common
Stock, entirely in deferred stock units or in any combination of the two.  The deferred stock units are credited to the Director's deferred compensation plan account.  Each stock unit represents the value of one share of
Edison International Common Stock.  The deferred stock units accrue dividend equivalents, if and when dividends are paid on Edison International Common Stock, that are converted to additional stock units under the plan.  The deferred stock units cannot be voted or sold.  The deferred stock units will be distributed in Edison
International Common Stock in a lump sum upon the Director's retirement from the Boards unless a request to receive distribution in the form of installments over 5, 10, or 15 years was previously submitted and approved.
Resignation prior to retirement will result in a lump sum payment in Edison International Common Stock.  Upon the
Director's death, any remaining deferred stock unit balance will be paid to the Director's beneficiary in a lump sum in Edison International Common Stock.

     Each Edison International nonqualified stock option awarded to Directors in 2003 may be exercised to purchase one share of Edison International Common Stock at an exercise price equal to $15.37, the fair market value of the underlying Common Stock on May 15, 2003, the date the stock option was granted.  The stock options were fully vested upon grant and have a ten-year term.  The Director stock options are transferable to a spouse, child or grandchild.  Upon termination of service as a Director after attaining age 65 or because of death or permanent and total disability, the Director stock options may continue to be exercised pursuant to their original terms by the recipient or beneficiary.  If service as a Director is terminated for any other reason, the Director stock options are forfeited unless exercised within 180 days of the date of termination.

     Appropriate and proportionate adjustments may be made to outstanding Director stock options to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison International is not the surviving corporation in such a reorganization, all Director stock options then outstanding will be cashed out unless provisions are made as part of the transaction to continue the Equity Compensation Plan or to assume or substitute stock options of the successor corporation with appropriate adjustments as to the number and price of the stock options.

     The Edison International Board administers the Equity Compensation Plan as to Director awards and has sole discretion to determine all terms and conditions of any award, subject to plan limits.  Edison International may substitute cash that is equivalent in value to the Director deferred stock units and/or stock options and, with the consent of the Director, may amend the terms of any award.  Edison International will substitute cash awards to the extent necessary to pay any government levies.

Deferred Compensation Plans

     Director Deferred Compensation Plan

     Non-employee Directors of Edison International and SCE are eligible to defer up to 100% of their Board compensation, including any retainers and any meeting fees, under the Edison International Director Deferred
Compensation Plan.  A grantor trust has been adopted to fund the deferred compensation liability.  Amounts may be deferred until a specified year, retirement, death or discontinuance of service as a Director.  Amounts deferred accrue interest until paid to the Director.  Compensation deferred until a specified year is paid as a single lump sum.  Compensation deferred until retirement or death may be paid as a single lump sum, in monthly installments of 60, 120, or 180 months, or in a combination of a partial lump sum and installments.  Deferred compensation is paid as a single lump sum or in three annual installments upon any other discontinuance of service as a Director.  In addition to the cash compensation a Director may defer, the deferred stock units discussed above under the section entitled "Equity Compensation Plan" are credited to the Director's account under this plan.  All amounts payable under this plan are treated as obligations of Edison International.

     1985 Deferred Compensation Plan

     SCE non-employee Directors were previously permitted to defer compensation earned from October 1, 1985, through December 31, 1989, under the terms of the SCE 1985 Deferred Compensation Plan for Directors.  No current compensation may be deferred under this plan.  Amounts deferred accrue interest until paid to the Director.  The amounts are deferred until the participant ceases to be a Director, dies or attains a predetermined age of at least 65, but not greater than 72.  The account may be paid in 10 or 15 equal annual installments or 120 or 180 equal monthly installments.  If a participant dies before payments have begun, his or her beneficiary will receive the account payments over the term elected by the participant.  In addition, the beneficiary will receive annual payments equal to 75% of the participant's total deferral commitment for ten years.  If a participant dies after payments have begun, the remainder of his or her account will continue to be paid to the beneficiary.
Following the completion of these payments, if the beneficiary is the surviving spouse, the person will be entitled to a five-year-

certain life annuity equal to 50% of the payments the participant had been receiving.  If the beneficiary is someone other than a spouse, the payments will be made for five years only.  All amounts payable under this plan are treated as obligations of SCE.

Preferential Interest

     Preferential interest (interest considered under SEC rules to be at above-market rates) was credited during
2003 to the deferred compensation plan accounts of the following Directors:

                           --------------------------------- --------------------------
                                                                   Preferential
                                       Director                      Interest
                           --------------------------------- --------------------------
                           Bradford M. Freeman                       $    1,866
                           --------------------------------- --------------------------
                           Bruce Karatz                              $    1,692
                           --------------------------------- --------------------------
                           Ronald L. Olson                           $   11,459
                           --------------------------------- --------------------------
                           James M. Rosser                           $   87,715
                           --------------------------------- --------------------------
                           Richard T. Schlosberg, III                $    1,891
                           --------------------------------- --------------------------
                           Robert H. Smith                           $   13,526
                           --------------------------------- --------------------------
                           Thomas C. Sutton                          $    9,608
                           --------------------------------- --------------------------

                                STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of shares of Edison International Common Stock beneficially owned as of
February 29, 2004, by the respective Directors and Director nominee of Edison International and SCE, the
Executive Officers of Edison International and SCE named in the Executive Compensation Summary Compensation Table
below, and all Directors, the Director nominee, and Executive Officers of each of Edison International and SCE as a group.  None of the persons included in the table beneficially owns any other equity securities of Edison
International or SCE, or any subsidiary of either of them.  The table includes shares that can be acquired through April 29, 2004, through the payment of deferred stock units and the exercise of stock options.

  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
                                                                            Shares       Total Shares
  Name of                                   Deferred         Stock         of Common     Beneficially      Percent
  Beneficial Owner                       Stock Units(1)    Options(2)      Stock(3)        Owned(4)         of Class
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
  Directors and Executive Officers:
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      John E. Bryson(5)                           0         1,783,753        282,574        2,066,327         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      France A. Cordova                           0                 0              0                0         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Alan J. Fohrer(5)                           0           567,918         82,000          649,918         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Bradford M. Freeman                     3,027             2,000         50,000           55,027         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Bruce Karatz                            3,027             2,000          3,300            8,327         *
  --------------------------------------------------------------------------------------------------------------------
      Luis G. Nogales                         2,793             2,000          4,565            9,358         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Ronald L. Olson                         2,793             2,000         30,027           34,820         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      James M. Rosser                         1,784             2,000         10,100           13,884         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Richard T. Schlosberg, III              3,027             2,000          5,000           10,027         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Robert H. Smith                         2,793             2,000         20,122           24,915         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Thomas C. Sutton                        2,793             2,000         31,498           36,291         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Daniel M. Tellep                        2,793             2,000         23,198           27,991         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
  Additional Executive Officers:
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Bryant C. Danner(5)                         0           724,315         65,364          789,679         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Theodore F. Craver, Jr.(5)                  0           351,767         55,000          406,767         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Harold B. Ray(5)                            0           348,197         26,008          374,205         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      Robert G. Foster(5)                         0           267,806         15,653          283,459         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
      John R. Fielder(5)                          0           203,359         25,060          228,419         *
  -------------------------------------- --------------- --------------- -------------- ---------------- -------------
  All Directors and Executive Officers
  of Edison International as a group
  (18 individuals)                           24,830         4,343,023        762,092        5,129,945       1.55%
 ======================================  =============== ==============  ============== ===============  =============
  All Directors and Executive Officers
  of SCE as a group (24 individuals)         24,830         4,291,161        749,636        5,065,627       1.53%
 =====================================   =============== ==============  ============== ===============  =============

*    The number of shares shown for each individual constitutes less than 1% of the outstanding shares of
Edison International Common Stock, as computed under SEC rules.

---------------
(1)   Includes deferred stock units granted to the non-employee Directors worth one share each payable upon the holder's death, retirement, or resignation.

(2)   Includes shares which can be acquired or paid on an accelerated basis due to retirement, death, disability, resignation, or involuntary termination of employment without cause.

(3)   Includes (i) shares held directly by the individual and/or in the name of a spouse, minor child, or certain other relatives, (ii) 401(k) Plan shares for which instructions not received from any plan

Pahe 24

      participant may be voted by the Edison International stock fund investment manager as it chooses and (iii) shares held in family trusts, 401(k) plans and foundations.  Except as follows, each individual has sole voting and investment power:

      Shared voting and sole investment power:
      Mr. Bryson - 26,220; Mr. Fohrer - 27,330; Mr. Olson - 10,000; Dr. Rosser - 10,100; Mr. Smith - 14,900; Mr. Danner - 5,436; Mr. Craver, Jr. - 55,000; Mr. Ray
      - 1,524; Mr. Foster - 5,459; Mr. Fielder - 13,719; all Edison International Directors and Executive Officers
      as a group - 173,952; and all SCE Directors and Executive Officers as a group - 172,262.

      Shared voting and shared investment power:
      Mr. Bryson - 256,354; Mr. Fohrer - 53,598; Mr. Olson - 20,027 (includes 15,000 shares held in a foundation not deemed beneficially owned under Section 16 of the Securities Exchange Act of 1934); Mr. Smith - 5,222
      (includes 2,222 shares held in daughter's name with respect to which beneficial ownership is disclaimed);
      Mr. Sutton - 31,498; Mr. Tellep - 23,198; Mr. Danner - 59,928; Mr. Foster - 10,194; Mr. Ray - 24,484;
      Mr. Fielder - 3,152; all Edison International Directors and Executive Officers as a group - 513,427; and all
      SCE Directors and Executive Officers as a group - 472,975 (group numbers include 15,000 shares held in a foundation not deemed beneficially owned under Section 16 of the Securities Exchange Act and 2,222 shares held by daughter with respect to which beneficial ownership is disclaimed).

(4)   Includes shares listed in first three columns.

(5)   Mr. Bryson is a Director and Executive Officer named in the Executive Compensation Summary Compensation Table
      below for both Edison International and SCE.  Mr. Fohrer is a Director of SCE only, but a named Executive
      Officer for both Edison International and SCE.  Messrs. Danner and Craver are named Executive Officers for
      Edison International only.  Mr. Foster is a named Executive Officer for both Edison International and SCE.
      Messrs. Ray and Fielder are named Executive Officers for SCE only.

                              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Edison International and SCE Directors and certain officers, and persons who own more than 10% of a registered class of Edison International's or SCE's equity securities, are required to file electronically ownership reports and changes in ownership of such securities with the SEC.  Based on a review of the reports and written representations from the Directors and those officers, Edison International and SCE believe that all
Section 16(a) filing requirements were met during 2003, except that Mr. Craver filed one late report for one 2002
Edison International Common Stock transaction, and Mr. Thomas McDaniel, Chairman of the Board, President and
Chief Executive Officer of EME, and Chief Executive Officer of Edison Capital, filed one late report for one 2001
Edison International Common Stock transaction.  Messrs. Craver's and McDaniel's transactions were transfers of stock held in their names to their family trusts.  Both transactions were exempt from liability under
Section 16(b) of the Securities Exchange Act.

                                      STOCK OWNERSHIP OF CERTAIN SHAREHOLDERS

     The following are the only shareholders known by Edison International or SCE to beneficially own more than
5% of any class of either Company's voting securities as of February 29, 2004, except as otherwise indicated:

  ---------------------------------- ----------------------------------------------- ------------------- -----------
                                                                                         Amount and
                                                                                         Nature of
                                                  Name and Address of                    Beneficial       Percent
       Title of Class of Stock                      Beneficial Owner                     Ownership        of Class
  ---------------------------------- ----------------------------------------------- ------------------- -----------

  Edison International               State Street Bank and Trust Company                40,904,279(1)      12.6%
     Common Stock                    225 Franklin Street
                                     Boston, Massachusetts 02110
  ---------------------------------- ----------------------------------------------- ------------------- -----------
  Edison International               Putnam, LLC                                        24,729,970(2)       7.5%
     Common Stock                    d/b/a Putnam Investments
                                     One Post Office Square
                                     Boston, Massachusetts 02109
  ---------------------------------- ----------------------------------------------- ------------------- -----------
  SCE Common Stock                   Edison International                              434,888,104(3)       100%
                                     2244 Walnut Grove Avenue
                                     Rosemead, California 91770
  ---------------------------------- ----------------------------------------------- ------------------- -----------
  SCE Cumulative                     O. Francis Biondi, Jr.                                278,670(4)       5.4%
     Preferred Stock                 Brian J. Higgins
                                     575 Lexington Avenue, 7th Floor
                                     New York, New York 10022
  ---------------------------------- ----------------------------------------------- ------------------- -----------

---------------
(1)  This information is based on a Schedule 13G, dated February 5, 2004, filed with the SEC.  Acting in various fiduciary capacities, State Street reports that it has sole voting power over 9,078,311 shares, sole investment power over 40,886,119 shares, shared voting power over 31,062,319 shares, and shared investment power over 18,160 shares.  As of February 29, 2004, 28,738,042 of these shares, or 8.8% of the class, were held as the 401(k) Plan Trustee.  401(k) Plan shares are voted in accordance with instructions given by participants, whether vested or not.  401(k) Plan shares for which instructions are not received may be voted by the Edison International stock fund investment manager as it chooses.  401(k) Plan participants may not vote or give instructions how to vote fractional shares.

(2)  This information is based on a Schedule 13G, dated February 9, 2004, filed with the SEC.  As the owner of two investment advisers, Putnam, LLC d/b/a Putnam Investments reports that it may be deemed to have shared voting power over 1,972,282 shares and shared investment power over all 24,729,970 shares, but disclaims beneficial ownership.

(3)  Edison International became the holder of all issued and outstanding shares of SCE Common Stock on
     July 1, 1988, when it became the holding company of SCE.  Edison International has sole voting and investment power over these shares.

(4)  This information is based on a Schedule 13D, dated January 18, 2002, as amended by Amendment Nos. 1, 2 and 3 dated January 22, 2002, January 31, 2002, and February 12, 2002, respectively, filed with the SEC by
     Mr. Biondi, Mr. Higgins, King Street Capital, L.P. ("KSC"), King Street Advisors, L.L.C. ("KSA"), King Street
     Capital Management, L.L.C. ("KSCM"), and King Street Capital, Ltd. ("KSC Ltd.") reporting interests in shares of SCE's Cumulative Preferred Stock, 4.08% Series

     ($25 par value).  Messrs. Biondi and Higgins have shared voting and investment power over these shares.  Because shareholders of the 4.08% Series generally vote together as a class with the holders of other series of
     SCE's Cumulative Preferred Stock, SCE does not consider the 4.08% Series as a separate class of its voting securities for purposes of this table.  Therefore, the "percent of class" shown in the table (5.4%) is the percentage of the entire class of Cumulative Preferred Stock ($25 par value).  However, the reporting persons state that KSC and KSA have shared voting and investment power over 95,890 shares or 9.6% of the
     Series; KSCM and KSC Ltd. have shared voting and investment power over 182,780 shares or 18.3% of the
     Series; and Messrs. Biondi and Higgins have shared voting and investment power over 278,670 shares or 27.9%
     of the Series.  KSC's, KSA's, and KSCM's address is 575 Lexington Avenue, 7th Floor, New York, New York
     10022, and KSC Ltd.'s address is c/o HWR Services, Craigmuir Chambers, P. O. Box 71, Road Town, Tortola,
     British Virgin Islands

                                              EXECUTIVE COMPENSATION
                                           SUMMARY COMPENSATION TABLE(1)

     The following table presents information regarding compensation of the Chief Executive Officers ("CEO") of
Edison International and SCE, and the other four most highly compensated Executive Officers of Edison
International and SCE, for services rendered during 2001, 2002 and 2003.  These individuals are referred to as
"Named Officers" in this Joint Proxy Statement.

                                                                                   Long-Term Compensation
                                                                           ---------------------------------------

                                              Annual Compensation                    Awards             Payouts
-------------------------------------- ----------------------------------- --------------------------- ----------- -----------
(a)                             (b)       (c)         (d)         (e)          (f)           (g)          (h)         (i)
------------------------------ ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------

                                                                 Other                   Securities                   All
                                                                 Annual    Restricted    Underlying                  Other
Name and                                                        Compen-       Stock       Options/        LTIP      Compen-
Principal Position(2)           Year     Salary      Bonus     sation(3)    Award(s)        SARs       Payouts(4)  sation(5)
                                          ($)         ($)         ($)          ($)           (#)          ($)         ($)
------------------------------ ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------

John E. Bryson, Chairman        2003    1,065,000   1,700,000     5,491        --           330,124     3,102,351   736,524
of the Board, President and     2002    1,020,000   1,000,000    10,562        --           265,291     1,338,731   564,619
CEO of Edison International     2001      950,000   1,350,000       444        --                 0             0   421,177
and Chairman of the Board of
SCE
------------------------------ ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Alan J. Fohrer,                 2003      575,000     817,000     5,568        --           102,246     1,239,282   190,004
CEO of SCE                      2002      552,000     550,000     8,220        --            90,038       518,418   123,653
                                2001      512,000     254,800     3,056        --                 0             0    83,717
------------------------------ ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Bryant C. Danner, Executive     2003      526,000     713,000     3,869        --            94,003       811,693   180,419
Vice President and General      2002      505,000     400,000     7,137        --            82,803       306,672   122,494
Counsel of Edison               2001      470,600     424,200         0        --                 0             0   128,328
International
------------------------------ ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Theodore F. Craver, Jr.,        2003      520,000     692,000       661        --           102,246       739,204   124,435
Executive Vice President,       2002      475,000     400,000         0        --            76,372       260,917    52,353
Chief Financial Officer and     2001      375,000     523,600         0        --                 0             0    27,467
Treasurer of Edison
International
------------------------------ ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Harold B. Ray,                  2003      437,000     540,000     3,416        --            63,116       546,133   944,593
Executive Vice President        2002      420,000     410,000     7,137        --            55,612       187,907    63,554
of SCE                          2001      390,000     373,100         0        --                 0             0    42,009
------------------------------ ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
Robert G. Foster,               2003      417,000     543,000     4,641        --            63,239       424,527    80,846
President of SCE                2002      375,000     370,000    13,676        --            42,560       140,093    54,212
                                2001      330,000     300,000         0        --                 0             0    44,977
------------------------------ ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------
John R. Fielder,                2003      307,000     338,000     7,318        --            33,255       326,770    25,293
Senior Vice President           2002      293,000     230,000     8,679        --            27,712       113,220    17,412
of SCE                          2001      272,500     235,950         0        --                 0             0    20,450
------------------------------ ------- ----------- ----------- ----------- ------------ -------------- ----------- -----------

---------------
(1)  For Edison International, the Named Officers for 2003 are John E. Bryson, Alan J. Fohrer, Bryant C. Danner,
     Theodore F. Craver, Jr., and Robert G. Foster.  For SCE, the Named Officers for 2003 are John E. Bryson,
     Alan J. Fohrer, Harold B. Ray, Robert G. Foster, and John R. Fielder.

(2)  The principal positions shown are at December 31, 2003.

(3)  The amounts shown in column (e) include (i) perquisites if in total they exceed the lesser of $50,000 or 10%
     of annual salary plus annual incentive, and (ii) reimbursed taxes.

(4)  The amounts shown in column (h) for 2003 include (i) payment of half of the 2000 Edison International
     Performance Shares, (ii) the value of the shares of Edison International Common Stock issued in payment of
     25% of the deferred stock units awarded in 2001 pursuant to the Edison International Stock Option Retention
     Exchange Offer, and (iii) the value of shares of Edison International Common Stock issued in payment of the deferred stock units awarded as Retention Incentives in 2001.

(5)  The amounts shown in column (i) for 2003 include plan contributions (contributions to the 401(k) Plan and a supplemental plan for eligible participants who are affected by 401(k) Plan participation limits imposed on higher paid individuals by federal tax law), preferential interest (that portion of interest that is considered under SEC rules to be at above-market rates) accrued on deferred compensation, vacation sale proceeds, survivor benefits, disability benefits, forgiven loans, and retention incentives in the following amounts:

     ------------------------ -------------- ------------- ---------- ---------- ---------- ----------- --------------
                                                           Vacation
                                  Plan       Preferential    Sale     Survivor   Disability    Loan       Retention
                              Contributions    Interest    Proceeds   Benefits*  Benefits    Forgiven     Incentive
                                   ($)           ($)          ($)        ($)        ($)        ($)           ($)
     ------------------------ -------------- ------------- ---------- ---------- ---------- ----------- --------------
     John E. Bryson               64,888        558,976          0    112,660           0           0              0
     ------------------------ -------------- ------------- ---------- ---------- ---------- ----------- --------------
     Alan J. Fohrer               20,218        109,464          0     42,347      17,975           0              0
     ------------------------ -------------- ------------- ---------- ---------- ---------- ----------- --------------
     Bryant C. Danner             18,751         53,843          0     97,464      10,361           0              0
     ------------------------ -------------- ------------- ---------- ---------- ---------- ----------- --------------
     Theodore F. Craver, Jr.      30,673         73,564          0     20,197           0           0              0
     ------------------------ -------------- ------------- ---------- ---------- ---------- ----------- --------------
     Harold B. Ray                28,386         29,036      8,075     29,095           0           0      850,000**
     ------------------------ -------------- ------------- ---------- ---------- ---------- ----------- --------------
     Robert G. Foster             26,742          9,727      7,210     14,309           0      22,857              0
     ------------------------ -------------- ------------- ---------- ---------- ---------- ----------- --------------
     John R. Fielder              12,191          2,898          0     10,205           0           0              0
     ------------------------ -------------- ------------- ---------- ---------- ---------- ----------- --------------

-------------------

*    Includes the 2003 cost of survivor benefits under the Survivor Benefit Plan, Executive Deferred Compensation
     Plan, 1985 Deferred Compensation Plan, Survivor Income Continuation Plan, and Supplemental Survivor
     Income/Retirement Income Plan.

**   Mr. Ray's retention incentive vests on August 1, 2005, if he remains employed by SCE on that date.  It is equally divided between cash deferred under the terms of the Executive Deferred Compensation Plan and Edison
     International stock units payable in cash.  The stock unit payout is based on the price of Edison
     International Common Stock for the 60 days prior to payment.  Mr. Ray may elect to defer payment.  A pro rata payment will be made in the event of Mr. Ray's death, disability or involuntary termination of employment.  No award is payable if Mr. Ray voluntarily terminates employment prior to August 1, 2005.

                                            OPTION / SAR GRANTS IN 2003

     The following table presents information regarding Edison International nonqualified stock options granted during 2003 to the Named Officers pursuant to the Edison International Equity Compensation Plan or 2000 Equity
Plan.  No SARs were granted to any participant during 2003.

  ------------------------------------------------------------------------------------------------- -----------------
                                                                                                       Grant Date
                                         Individual Grants                                               Value
  ------------------------------------------------------------------------------------------------- -----------------
  (a)                                  (b)               (c)             (d)             (e)              (f)
                                    Number of        % of Total
                                    Securities      Options/SARs                                         Grant
                                    Underlying       Granted to        Exercise                           Date
                                   Options/SARs       Employees        or Base        Expiration        Present
  Name                            Granted(1)(2)    in Fiscal Year       Price            Date           Value(3)
                                       (#)               (%)            ($/Sh)                            ($)
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------

  John E. Bryson                      330,124             9              12.29        01/02/2013       2,400,001
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Alan J. Fohrer                      102,246             3              12.29        01/02/2013         743,328
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Bryant C. Danner                     94,003             2              12.29        01/02/2013         683,402
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Theodore F. Craver, Jr.             102,246             3              12.29        01/02/2013         743,328
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Harold B. Ray                        63,116             2              12.29        01/02/2013         458,853
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  Robert G. Foster                     63,239             2              12.29        01/02/2013         459,748
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------
  John R. Fielder                      33,255             1              12.29        01/02/2013         241,764
  ------------------------------ ----------------- ---------------- --------------- --------------- -----------------

---------------
(1)  Seventy-five percent of each Named Officer's annual long-term incentive compensation for 2003 was awarded in the form of Edison International nonqualified stock options ("Stock Options") and dividend equivalents.  The remaining portion of the Named Officer's long-term incentive compensation for 2003 was awarded in the form of Edison International performance shares as set forth below in the table entitled "Long-Term Incentive
     Plan Awards in Last Fiscal Year."  Each Stock Option granted in 2003 may be exercised to purchase one share of Edison International Common Stock at an exercise price equal to the fair market value of the underlying
     Common Stock on the date the Stock Option was granted.

(2)  The Stock Options and dividend equivalents are subject to a four-year vesting period with one-fourth of the total award vesting and becoming exercisable on January 2, 2004, January 2, 2005, January 2, 2006 and
     January 2, 2007.  The awards of Messrs. Bryson, Fohrer and Danner are transferable to a spouse, child or grandchild.  If an award holder terminates employment after attaining age 65 or after attaining age 55 with five years of service, or because of death or permanent and total disability (a "qualifying event") during the vesting period, the unvested Stock Options and dividend equivalents vest on a pro rata basis.  The awards of Messrs. Bryson, Fohrer, Danner, and Ray will fully vest upon a qualifying event.  If a qualifying event occurs, the vested Stock Options and dividend equivalents may continue to be exercised pursuant to their original terms by the recipient or beneficiary.  If employment is terminated other than by a qualifying event, unvested Stock Options and dividend equivalents are forfeited.  Stock Options which had vested as of the prior anniversary date of the grant are also forfeited unless exercised within 180 days of the date of termination and vested dividend equivalents will be paid within 30 days of the date of termination.  If the employment termination is covered by the Edison International Executive Severance Plan,
     the holder will receive one additional year of vesting credit and the Stock Options and dividend equivalents will vest on a pro rata basis.  The holder will then have one year to exercise the vested Stock Options before they are forfeited, or until the end of the original term if earlier. The dividend equivalents will be paid one year after the employment termination date, or at the end of the original term if earlier.

     Dividend equivalents in the amount of dividends that would have been paid on the number of shares of Common
     Stock covered by the corresponding Stock Option will be credited to an account established on behalf of the holder to the extent dividends are paid on Edison International Common Stock during the first five years of the Stock Option term.  Dividend equivalents accumulate without interest.  Once vested, the Dividend
     Equivalents will be paid in cash upon the earlier of (i) the request of the holder at any time prior to
     January 2, 2007, regardless of whether the corresponding Stock Option is exercised, (ii) the exercise or termination of the corresponding Stock Option, (iii) the employment termination payment date described above, or (iv) January 2, 2008.  Upon payment or termination of the dividend equivalents, no further dividend equivalents will accrue as to the corresponding Stock Option, even if the Stock Option remains outstanding and exercisable.

     Appropriate and proportionate adjustments may be made by the Edison International Compensation and Executive
     Personnel Committee to outstanding Stock Options and dividend equivalents to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison International is not the surviving corporation in such a reorganization, all Stock Options and dividend equivalents then outstanding will vest and be exercisable for a period of two years if Edison International Common Stock remains outstanding, or until the end of their respective terms if earlier.  If Edison International Common Stock does not remain outstanding, and the Stock Options and dividend equivalents are not replaced by new owners, cash payouts for unexercised Stock Options and dividend equivalents will occur.

     The Edison International Compensation and Executive Personnel Committee administers the Equity Compensation
     Plan and 2000 Equity Plan as to the Named Officers and has sole discretion to determine all terms and conditions of any award, subject to plan limits.  It may substitute cash that is equivalent in value to the
     Stock Options and dividend equivalents and, with the consent of the executive, may amend the terms of any award agreement, including the post-termination term, and the vesting schedule.  Edison International will substitute cash awards to the extent necessary to pay required tax withholding or any government levies.

(3)  The grant date value of each Stock Option awarded in 2003 to the Named Officers was calculated to be $7.27 per option share using the Black-Scholes stock option pricing model.  In making this calculation, it was assumed that the average exercise period was ten years, the volatility rate was 52.85%, the risk-free rate of return was 4.53%, the historic average dividend yield was 1.83% and the stock price and exercise price were $12.29.

                                     AGGREGATED OPTION / SAR EXERCISES IN 2003
                                          AND FY-END OPTION / SAR VALUES

     The following table presents information regarding the exercise of Stock Options during 2003 by any of the
Named Officers, and regarding unexercised Stock Options held at year-end 2003 by any of the Named Officers.  No
SARs were exercised during 2003 or held at year-end 2003 by any of the Named Officers.

   ------------------------- -------------- ----------------- ------------------------- -------------------------
                (a)               (b)             (c)                   (d)                       (e)
   ------------------------- -------------- ----------------- ------------------------- -------------------------
                                                                Number of Securities            Value of
                                                                     Underlying               Unexercised
                                                                    Unexercised               In-the-Money
                                                                   Options / SARs          Options / SARs at
                                Shares                               at FY-End(1)              FY-End(1) (2)
                               Acquired          Value                  (#)                       ($)
                                                              ------------------------- -------------------------
                              on Exercise       Realized           Exercisable /             Exercisable /
   Name                           (#)             ($)              Unexercisable             Unexercisable
   ------------------------- -------------- ----------------- ------------------------- -------------------------

   John E. Bryson                      0         388,520(3)      919,323 / 529,092       2,004,789 / 3,820,088
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Alan J. Fohrer                 20,300          23,396         269,510 / 169,774         642,363 / 1,202,079
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Bryant C. Danner               21,400          24,663         262,701 / 356,105         599,728 / 1,478,726
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Theodore F. Craver, Jr.             0               0         139,393 / 159,525         202,188 / 1,169,231
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Harold B. Ray                       0               0         171,403 / 104,825           131,759 / 742,116
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   Robert G. Foster                    0               0          133,840 / 95,159           170,854 / 711,928
   ------------------------- -------------- ----------------- ------------------------- -------------------------
   John R. Fielder                 9,600          17,400          130,728 / 54,039           293,227 / 387,191
   ------------------------- -------------- ----------------- ------------------------- -------------------------

---------------
(1)  Each Stock Option may be exercised for one share of Edison International Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date the option was granted.  Dividend equivalents on outstanding Stock Options issued prior to 2000 and in 2003 accrue to the extent dividends are declared on Edison International Common Stock.  The dividend equivalents awarded prior to 2000 are subject to reduction unless certain performance criteria are met.  The option terms for current year awards are discussed in footnote (2) in the table above entitled "Option/SAR Grants in 2003."

(2)  Stock Options are treated as "in-the-money" if the fair market value of the underlying stock at year-end
     2003 exceeded the exercise price of the Stock Options.  The dollar amounts shown for the Stock Options are the differences between (i) the fair market value of the Edison International Common Stock underlying all unexercised "in-the-money" options at year-end 2003 and (ii) the exercise prices of those Stock Options.

(3)  The amount shown represents the proceeds from dividend equivalents related to stock options granted in
     1993.  The options expired at the end of their ten-year term.

     The aggregate value at year-end 2003 of all accrued dividend equivalents for the Named Officers was:

                          --------------------------------- -----------------------------
                                                                       $ / $
                                                            Exercisable / Unexercisable
                          --------------------------------- -----------------------------
                          John E. Bryson                         2,322,654 / 0
                          --------------------------------- -----------------------------
                          Alan J. Fohrer                                 0 / 0
                          --------------------------------- -----------------------------
                          Bryant C. Danner                         348,582 / 0
                          --------------------------------- -----------------------------
                          Theodore F. Craver, Jr.                  183,658 / 0
                         --------------------------------- -----------------------------
                          Harold B. Ray                                  0 / 0
                          --------------------------------- -----------------------------
                          Robert G. Foster                               0 / 0
                          --------------------------------- -----------------------------
                          John R. Fielder                                0 / 0
                          --------------------------------- -----------------------------

                                             LONG-TERM INCENTIVE PLAN
                                            AWARDS IN LAST FISCAL YEAR

     The following table presents information regarding Edison International performance shares granted during
2003 to the Named Officers.

  ---------------------------- ------------------- ------------------- ------------------------------------------
                                                                            Estimated Future Payouts Under
                                                                            Non-Stock Price-Based Plans(2)
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  (a)                                 (b)                 (c)              (d)           (e)            (f)
                                                      Performance
                                   Number of        or Other Period
                                    Shares,              Until
                                 Units or Other        Maturation
  Name                               Rights(1)         Or Payout        Threshold       Target        Maximum
                                      (#)                                  (#)           (#)            (#)
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  John E. Bryson                     65,094             3 years            16,274        65,094       195,282
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Alan J. Fohrer                     20,161             3 years             5,040        20,161        60,483
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Bryant C. Danner                   18,536             3 years             4,634        18,536        55,608
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Theodore F. Craver, Jr.            20,161             3 years             5,040        20,161        60,483
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Harold B. Ray                      12,446             3 years             3,112        12,446        37,338
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  Robert G. Foster                   12,470             3 years             3,118        12,470        37,410
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------
  John R. Fielder                     6,558             3 years             1,640         6,558        19,674
  ---------------------------- ------------------- ------------------- ------------- ------------- --------------

---------------
(1)  Twenty-five percent of each Named Officer's annual long-term incentive compensation for 2003 was awarded in the form of Edison International performance shares ("Performance Shares").  The remaining portion of the
     Named Officer's long-term incentive compensation for 2003 was awarded in the form of Stock Options and dividend equivalents as set forth above in the table entitled "Option/SAR Grants in 2003."

     Performance Shares are stock-based units with each unit worth one share of Edison International Common
     Stock, payment of which is subject to a three-year performance measure based on the percentile ranking of
     Edison International total shareholder return ("TSR") compared to the TSR for each stock comprising the
     Philadelphia Utility Index, adjusted to delete AES Corporation and to add

     Sempra Energy.  A target number of contingent Performance Shares was awarded.  No dividend equivalents were included with these grants.  The Performance Shares cannot be voted or sold.  One-half of any earned
     Performance Shares will be paid in Edison International Common Stock under the Equity Compensation Plan, and one-half will be paid in cash equal to the value of such stock outside of the plan.  The payment will be based on the average of the New York Stock Exchange high and low prices of Edison International Common Stock on December 31, 2005, if the Named Officer remains employed by the Companies on that date.  In the event of employment separation due to retirement, death, disability, or involuntary severance without cause, pro rata payments will be made on or after December 31, 2005.  No payment will be made in the event of any other separation of employment.  The Performance Shares are not transferable, but a beneficiary may be designated in the event of death.  Edison International will substitute cash awards to the extent necessary to pay required tax withholding or any government levies, and has reserved the right to substitute cash awards substantially equivalent in value to the Performance Shares.

     Appropriate and proportionate adjustments may be made by the Edison International Compensation and Executive
     Personnel Committee to outstanding Performance Shares to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison International is not the surviving corporation in such a reorganization, Performance Shares then outstanding will vest and be paid in cash at the greater of the value of the target number of Performance Shares or the value of shares that would have been paid if the performance period ended on that date based on actual performance.

(2)  The amounts shown in columns (d), (e), and (f) represent the number of shares of Edison International Common
     Stock payable half in stock and half in cash for the specified levels of Edison International TSR performance.  The Edison International TSR ranking must be at the 40th percentile to achieve the threshold payment indicated in Column (d), which is 25 percent of the target number of shares.  The target number shown in Column (e) will be paid if the Edison International TSR rank is at the 50th percentile.  If the
     Edison International TSR percentile ranking is at the 90th percentile or higher, the maximum payment will be earned, which is three times the target amount.  Amounts in between these TSR performance percentiles are interpolated on a straight-line basis.

                                               PENSION PLAN TABLE(1)

     The following table presents estimated gross annual benefits(2) payable upon retirement at age 65 to the
Named Officers in the remuneration and years of service classifications indicated.

  ----------------- -----------------------------------------------------------------------------------------------

                                                           Years of Service
                    -----------------------------------------------------------------------------------------------
       Annual
    Remuneration        10          15           20            25             30            35            40
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------

       200,000        50,000       67,500       85,000        102,500       120,000       130,000        140,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
       400,000       100,000      135,000      170,000        205,000       240,000       260,000        280,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
       600,000       150,000      202,500      255,000        307,500       360,000       390,000        420,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
       800,000       200,000      270,000      340,000        410,000       480,000       520,000        560,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,000,000       250,000      337,500      425,000        512,500       600,000       650,000        700,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,200,000       300,000      405,000      510,000        615,000       720,000       780,000        840,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,400,000       350,000      472,500      595,000        717,500       840,000       910,000        980,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,600,000       400,000      540,000      680,000        820,000       960,000     1,040,000      1,120,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     1,800,000       450,000      607,500      765,000        922,500     1,080,000     1,170,000      1,260,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,000,000       500,000      675,000      850,000      1,025,000     1,200,000     1,300,000      1,400,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,200,000       550,000      742,500      935,000      1,127,500     1,320,000     1,430,000      1,540,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,400,000       600,000      810,000    1,020,000      1,230,000     1,440,000     1,560,000      1,680,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,600,000       650,000      877,500    1,105,000      1,332,500     1,560,000     1,690,000      1,820,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     2,800,000       700,000      945,000    1,190,000      1,435,000     1,680,000     1,820,000      1,960,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------
     3,000,000       750,000    1,012,500    1,275,000      1,537,500     1,800,000     1,950,000      2,100,000
  ----------------- ----------- ------------ ------------ -------------- ------------- ------------- --------------

---------------
(1)  The annual pension benefit estimates are based on the terms of the SCE Retirement Plan, a qualified defined benefit employee retirement plan, and the SCE Executive Retirement Plan, a nonqualified supplemental executive retirement plan, with the following assumptions:  (i) SCE's qualified retirement plan will be maintained, (ii) optional forms of payment which reduce benefit amounts have not been selected, and (iii)
     any benefits in excess of limits contained in the Internal Revenue Code of 1986 and any incremental benefits not included in the qualified retirement plan will be paid out of the Executive Retirement Plan or an excess benefit plan as unsecured obligations of Edison International or the participating affiliate.  For purposes of the Executive Retirement Plan, as of December 31, 2003, Mr. Bryson had completed 19 years of service,
     Mr. Fohrer - 30 years, Mr. Danner - 21 years, Mr. Craver - 7 years, Mr. Ray - 33 years, Mr. Foster - 19 years, and Mr. Fielder - 33 years.

(2)  The retirement benefit of the Named Officers at age 65 is determined by a percentage of the executive's highest 36 months of salary and annual incentive prior to attaining age 65.  Compensation used to calculate combined benefits under the plans is based on salary and bonus (excluding special recognition awards) as reported in the table above entitled "Summary Compensation Table," except the Compensation and Executive
     Personnel Committee elected to adjust the amounts reported in that table to include foregone 2001 salary merit increases for purposes of the pension benefit determination under the Executive Retirement Plan.  The adjustment amounts for 2001 for this purpose were:

                                        --------------------------- ------------------
                                                                        $
                                                                        2001
                                        --------------------------- ------------------
                                        John E. Bryson                        0
                                        --------------------------- ------------------
                                        Alan J. Fohrer                        0
                                        --------------------------- ------------------
                                        Bryant C. Danner                 24,400
                                        --------------------------- ------------------
                                        Theodore F. Craver, Jr.          65,000
                                        --------------------------- ------------------
                                        Harold B. Ray                    20,000
                                        --------------------------- ------------------
                                        Robert G. Foster                 25,000
                                        --------------------------- ------------------
                                        John R. Fielder                  13,500
                                        --------------------------- ------------------

     The service percentage is based on 1 3/4% per year for the first 30 years of service (52 1/2% upon completion of
     30 years of service) and 1% for each year in excess of 30.  Named Officers receive an additional service percentage of3/4% per year for the first ten years of service (7.5% upon completion of ten years of service).  The actual benefit is offset by up to 40% of the executive's primary Social Security benefits.

     The normal form of benefit is a life annuity with a 50% survivor benefit following the death of the participant.  Retirement benefits are reduced for retirement prior to age 61.  The amounts shown in the
     Pension Plan Table above do not reflect reductions in retirement benefits due to the Social Security offset or early retirement.

     Messrs. Fohrer and Danner have elected to retain coverage under a prior benefit program.  This program provided, among other benefits, the post-retirement benefits discussed in the following section.  The retirement benefits provided under the prior program are less than the benefits shown in the Pension Plan
     Table in that they do not include the additional 7.5% service percentage.  To determine these reduced benefits, multiply the dollar amounts shown in each column by the following factors:  10 years of service -
     70%, 15 years - 78%, 20 years - 82%, 25 years - 85%, 30 years - 88%, 35 years - 88%, and 40 years - 89%.

                                             OTHER RETIREMENT BENEFITS

     Additional post-retirement benefits are provided pursuant to the Survivor Income Continuation Plan and the
Survivor Income/Retirement Income Plan under the Executive Supplemental Benefit Program.  For purposes of determining the estimated annual benefits payable under these plans upon retirement at normal retirement age for each of the Named Officers, which is dependent upon final compensation, the highest compensation level in the
Pension Plan Table above ($3,000,000) has been used in the examples which follow.

     The Survivor Income Continuation Plan provides a post-retirement survivor benefit payable to the beneficiary of the participant following his or her death.  The benefit is approximately 20% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement)
payable for ten years certain.  If a Named Officer's final annual compensation were $3,000,000, the beneficiary's estimated annual survivor benefit would be $595,500.  Messrs. Fohrer and Danner have elected coverage under this plan.

     The Supplemental Survivor Income/Retirement Income Plan provides a post-retirement survivor benefit payable to the beneficiary of the Named Officer following his or her death.  The benefit is 25% of final compensation
(salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable for ten years certain.  At retirement, a Named Officer has the right to elect the retirement income benefit in lieu of the survivor income benefit.  The retirement income benefit is 10% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable to the participant for ten years certain immediately following retirement.  If a
Named Officer's final annual compensation were $3,000,000, the beneficiary's estimated annual survivor benefit would be $750,000.  If a Named Officer were to elect the retirement income benefit in lieu of the survivor income benefit and had final annual compensation of $3,000,000, the Named Officer's estimated annual benefit would be
$300,000.  Messrs. Fohrer and Danner have elected coverage under this plan.

     The 1985 Deferred Compensation Plan provides a post-retirement survivor benefit.  This plan allowed eligible participants in September 1985 to voluntarily elect to defer until retirement a portion of annual salary and annual incentives otherwise earned and payable for the period October 1985 through January 1990.  Messrs. Bryson and Ray participate in this plan.  The post-retirement survivor benefit is 50% of the annual amount the participant had been receiving from the plan.  Survivor benefit payments begin following completion of the deferred compensation payments.  If the named beneficiary is the executive's spouse, then survivor benefits are paid as a life annuity, five years certain.  The benefit amount will be reduced actuarially if the spouse is more than five years younger than the executive at the time of the executive's death.  If the beneficiary is not the spouse, then benefits are paid for five years only.  The annual amounts that would be payable to the surviving beneficiaries of Messrs. Bryson and Ray if each retired at age 65 are projected to be approximately $522,174 and
$30,212, respectively.

     Mr. Bryson is entitled to benefits accrued under the Retirement Plan for Directors before it was terminated in 1997.  He will be entitled to an annual retirement benefit in the amount of the annual retainer for the number of years he served on the Boards prior to 1998 (and meeting fees for years prior to 1996).  Mr. Bryson will receive $10,438 per quarter for eight years following his retirement from the Boards.

                                             EMPLOYMENT CONTRACTS AND
                                      TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Bryant C. Danner.  Mr. Danner executed an employment agreement when he joined Edison International and SCE as Senior Vice President and General Counsel in 1992.  After completing three years of service, he was credited with ten additional years of service with Edison International and SCE for purposes of determining benefits under the Executive Retirement Plan.  The agreement specified his initial annual and long-term incentive awards, a severance provision if his employment was terminated within three years of his hire date and assurance of health care coverage through age 65.  Mr. Danner resigned his SCE positions effective January 1, 2001.

                                 COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                        REPORT ON EXECUTIVE COMPENSATION(1)

     The Edison International and SCE Compensation and Executive Personnel Committees are each composed of the same non-employee Directors named at the end of this report.  The Committees have responsibility for all executive compensation programs of the Companies and met jointly to consider executive compensation matters for
2003.

     The Edison International Committee determines salaries and annual incentives for Edison International officers.  The SCE Committee determines salaries and annual incentives for SCE officers.  The salaries and annual incentives of the senior officers of the other Edison International subsidiaries are determined by their respective Boards of Directors subject to review and approval by the Edison International Committee to ensure consistency with overall Edison International compensation policies.  In addition, the Edison International
Committee administers the Equity Compensation Plan and the 2000 Equity Plan pursuant to which long-term incentives were awarded in 2003.

Compensation Policies

     The executive compensation programs of Edison International, SCE and the other subsidiaries are intended to achieve three fundamental objectives:  (1) attract and retain qualified executives; (2) motivate performance to achieve specific strategic objectives of the Companies; and (3) align the interests of senior management with the long-term interests of the Companies' shareholders and for SCE, its ratepayers.  At present, the basic components of the Companies' executive compensation program are base salaries, annual incentives, and long-term incentives.
The Companies also provide broad-based employee benefit plans and certain other executive benefit plans.

     Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to their chief executive officers and the four other most highly compensated executive officers unless certain tests are met.  The Committees' general intent is to design and administer the Edison International and SCE compensation programs in a manner that will preserve the deductibility of compensation payments to Executive Officers.  However, this goal is secondary in importance to achievement of the Companies' compensation objectives discussed above.  The Committees believe that the potential increased tax liability is of insufficient magnitude to warrant alteration of the present compensation system which is achieving the desired compensation objectives while retaining the flexibility of the Committees to exercise judgment in assessing an executive's performance.

-----------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the filing company is referring you to information that has previously been filed with the SEC, and that the information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Securities
     Exchange Act.

Stock Ownership Guidelines

     To underscore the importance of linking executive and shareholder interests, the Committees have adopted stock ownership guidelines for certain executives.  The guidelines require executives who are senior vice presidents or above to own from two to five times their annual salary in the form of Edison International Common
Stock (or equivalents).  Executives subject to the guidelines are expected to achieve the ownership target within five years from the date they became subject to the guidelines. Edison International Common Stock owned outright, shares held in the 401(k) Plan, deferred stock units and earned performance shares are included in determining compliance with the guidelines.  Shares that executives have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for guideline purposes.

2003 Compensation Objectives

     The Committees base their compensation actions in part on data gathered through independent surveys of peer group companies.  Independent compensation consultants are retained to annually review and identify the appropriate comparison companies and to obtain and evaluate current executive compensation data for Edison
International, SCE and the other subsidiaries of Edison International.  The Committees selected the Philadelphia
Utility Index minus AES Corporation plus Sempra Energy for Edison International and SCE compensation comparisons for 2003.  This peer group includes all but one of the companies used last year, plus nine new companies that provide a broader basis for comparison.  AES Corporation is deleted from the index because its mix of business revenues differs significantly from that of Edison International and the other companies in the group and Sempra
Energy was added due to its California nexus.  Although the peer group differs from the Dow Jones U.S. Electric
Utilities Index depicted in the Stock Performance Graph below, all of the companies comprising the peer group are included in the index, and the Committees believe the constitution of the peer group provides relevant comparative compensation data for Edison International and SCE.  A compensation consultant reviews the data, along with position-specific survey information collated from a variety of more general sources, to develop a recommended structure of salary ranges, short-term incentive targets, and long-term incentive targets.  Selecting peer groups for the other subsidiaries was accomplished by a similar process geared to identify appropriate comparison companies in their respective industries.

     The Committees' strategy for 2003 compensation planning was established in December 2002 to generally target fixed compensation (salary and benefits) for Edison International, SCE and the other subsidiaries at the median level of their respective peer groups.  Target annual incentive and long-term incentive opportunities were also set at the median level of the peer groups, with maximum annual incentive opportunities of 200% of target levels for significant performance exceeding target levels.  The Committees may approve compensation above and below established targets in individual cases as deemed appropriate in their discretion.

Base Salaries

     The Committees reviewed the base salaries for Mr. Bryson, Mr. Fohrer and the other Executive Officers at the end of 2002 to set salaries for 2003.  The Committees determined that Edison International made significant progress in 2002 on its principal objective of rebuilding financial strength and recovering from the adverse effects of the California Power Crisis.  The factors considered by the Committees in setting the 2003 salaries of
Mr. Bryson and Mr. Fohrer were the relationship of their compensation to the average compensation of the other chief executive officers of the peer group of companies, and the Committees' judgment of Mr. Bryson's performance as CEO of Edison International

and Mr. Fohrer's performance as CEO of SCE.  Mr. Bryson was recognized for his continuing leadership of the
Companies' financial rebuilding and recovery effort.  Mr. Fohrer's leadership was recognized in attaining the strong financial results at SCE.  Mr. Bryson's 2003 salary was $1,065,000, which was 4% above the median for CEOs in the peer group.  Mr. Fohrer's 2003 salary was $575,000, which was 2% below the median for his peers.  No weighting was assigned to the factors considered.

     In December 2002, the Edison International Committee also reviewed the base salaries of the Executive
Officers at the other subsidiaries.  Salary actions taken by their respective Boards of Directors were examined in light of the performance of the companies and survey data of competitive firms to assure conformance with overall Edison International compensation policies.  The 2003 base salaries in the aggregate of the Executive
Officers at Edison International, SCE and the other subsidiaries were 2% above the median levels of their respective peer groups.

Annual Incentive Compensation for 2003 Performance

     Annual incentive compensation is determined on the basis of overall corporate performance and the
Committees' assessment of the individual Executive Officer's performance.  Target annual incentives for Executive
Officers for 2003 ranged from 40% of base salary for certain vice presidents to 70% of base salary for Mr. Fohrer and others and 80% of base salary for Mr. Bryson.  Maximum opportunity levels were set at 200% of target annual incentive levels.  Awards are made in the judgment of the Committees taking into account overall company results as guided by the relevant performance objectives for the year.

     Performance objectives for the Edison International companies were adopted by the Boards in early 2003.
Three unweighted general areas of achievement were identified as Edison International goals for 2003:
(1) Recovery of Procurement-Related Obligations Account ("PROACT"), including objectives related to validation of the right to recover, full PROACT recovery, rebalancing SCE's capital structure, and rate reduction implementation, (2) Restructure EME-Related Debt, including objectives related to timely implementation of an effective global debt restructure, and (3) Achieve Key Performance Goals, including objectives related to dividends, earnings, California electricity infrastructure, human resources and subsidiary goals.  Four unweighted general areas of achievement were identified as SCE goals for 2003:  (1)  Recovery of PROACT, including objectives related to validation of the right to recover, full PROACT recovery, rebalancing SCE's capital structure, and rate reduction implementation, (2) Achieve Sound Regulatory Outcomes, including objectives related to short- and long-term power procurement, the general rate case, Department of Water Resources  revenue requirement level and allocation, generator and gas supplier refunds, and regulatory support of transmission system investments, (3) Ensure Sound Financial Performance, including objectives related to earnings and investment grade credit ratings, and (4)  Demonstrate Operational Excellence, including objectives related to San
Onofre Nuclear Generating Station performance, safety improvement, business process and technology, infrastructure replacement, electric system reliability, customer satisfaction, human resources, environmental performance, and achievement of key performance indicators.

     Goals for 2003 were also identified for EME relating to debt restructure, asset and liquidity management, merchant risk management and operational excellence.  The 2003 goals for Edison Capital related to financial performance, investment management, and future growth positioning.

     When the Committees met in February 2004 to evaluate performance by each of the companies and to determine
2003 annual incentive awards, the Committees reviewed the year's overall performance in light of the objectives identified at the beginning of the year.  The Committees concluded that Edison

International had an outstanding year in 2003.  PROACT recovery was completed and validated, substantial progress was made in restructuring EME debt and the Edison International Common Stock dividend was restored.  The accomplishment of these critical goals and most other objectives set for the year was reflected in the 85%
increase in the value of Edison International Common Stock and the recovery of bond prices at all of the companies.

     SCE had an exceptionally strong year highlighted by the PROACT recovery, achievement of investment grade credit ratings and very strong operating results, particularly at San Onofre.  Although the California Public
Utilities Commission delayed issuing a decision in the general rate case until 2004, SCE resolved satisfactorily many long-standing regulatory issues.

     EME paid down $1.5 billion in debt, secured $800 million of necessary financing and reduced its overall leverage by $500 million in 2003, all significant accomplishments.  In addition, EME successfully transitioned its Illinois power plants from contract status to merchant status and had record performance at its Homer City station in Pennsylvania.  Edison Capital had solid performance in 2003, exceeding its earnings target and achieving most of its investment management objectives.

     The Edison International Committee approved a 2003 annual incentive award of $1,700,000 for Mr. Bryson that was 99.8% of his maximum potential award.  The SCE Committee approved a 2003 annual incentive award of $817,000 for Mr. Fohrer that was 100% of his maximum potential award.  In addition to evaluating the overall performance of Mr. Bryson as measured by the Companies' results discussed above, the Edison International Committee's subjective assessment of his performance was considered.  Factors found to be particularly significant in 2003 for Mr. Bryson were his overall leadership and coordination of the strategic direction of all the Edison
International companies, including the key 2003 decision-making and implementation activities relating to SCE's recovery from the California Power Crisis, progress toward a more durable regulatory structure, and important steps to bring long-term financial stability to EME.  The Committee concluded that Mr. Bryson's leadership in
2003 contributed substantially to enhanced shareholder value through the excellent financial results for Edison
International, the significant improvement in stock price, and the restoration of Common Stock dividends.
Mr. Fohrer's award reflected the quality of his leadership of the SCE management team, his particular focus and expertise in the operational, financial and regulatory areas, and the exceptional results achieved by the SCE management team during 2003.  These included completion of the PROACT recovery, validation of the right to this recovery, strong operational and financial results, and the restoration of investment grade credit ratings for the utility.

     The 2003 annual incentives for the other Executive Officers averaged 95% of maximum at Edison International,
97% of maximum at SCE and 60% of maximum at the other subsidiaries.  The target values established and the actual awards granted to Mr. Bryson, Mr. Fohrer and the other Executive Officers were consistent with the Committees'
strategy described above.

Long-Term Incentives

     In recent years, the long-term incentives awarded to Executive Officers have had two components.  Edison
International nonqualified stock options comprise 75% of the award value and Edison International performance shares comprise 25% of the value.  For 2003, dividend equivalents were awarded along with the nonqualified stock options.  The Edison International Committee awarded 330,124 stock options and 65,094 performance shares to
Mr. Bryson and 102,246 stock options and 20,161 performance shares to Mr. Fohrer.  The target values established and the actual awards granted to Mr. Bryson, Mr. Fohrer and the other Executive Officers were consistent with the
Committees' strategy

described above and reflect the Committees' commitment to link a significant portion of the compensation of
Mr. Bryson and Mr. Fohrer directly to the value provided to shareholders by Edison International stock.  The long-term incentive awards granted to Executive Officers were not formula-driven, but were based on the judgment of the Edison International Committee, guided by the peer group survey results in respect to the target award percentages described above.  The options and other long-term incentives granted in prior years were considered by the Committee when making the current year award determination.

Summary

     The Committees' compensation actions for 2003 reflect their judgment based on a review of peer group compensation, individual performance and, in the case of the annual incentives, evaluation of performance of
Edison International and each subsidiary company relative to goals set at the beginning of the year and in light of the challenges and opportunities which arose during 2003.  The members of the Committees believe that the compensation programs of the Companies are effective in attracting and retaining qualified executives to lead the
Companies.  A significant portion of Executive Officer compensation is directly linked to shareholder value.  The
Committees will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in the business environment of the Companies.

                  --------------------------------------------------------------------------------
                              Compensation and Executive Personnel Committees of the
                                           Edison International and SCE
                                                Boards of Directors
                  --------------------------------------------------------------------------------
                       Robert H. Smith (Chair)                 Bruce Karatz
                  --------------------------------------- ----------------------------------------
                       Luis G. Nogales                         James M. Rosser
                 --------------------------------------- ----------------------------------------
                       Thomas C. Sutton
                  --------------------------------------- ----------------------------------------

                                 COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                       INTERLOCKS AND INSIDER PARTICIPATION

     The Committee members whose names appear on the Committees' Report above were Committee members during all of 2003.  During 2003, Messrs. Craver, Danner, and McDaniel served as Directors of Edison Capital.  Mr. Bryson was Chairman of the Board of Edison Capital during 2003, but his compensation is determined by the Edison
International Compensation and Executive Personnel Committee, not the subsidiaries' boards.  Under applicable SEC rules, there were no other interlocks or insider participation on the Compensation and Executive Personnel
Committees.

                                     FIVE-YEAR STOCK PERFORMANCE GRAPH(1),(2)

     The graph below compares the annual change in the cumulative total shareholder return on Edison
International Common Stock with the cumulative total return of companies in the Standard and Poor's 500 Stock
Index and the Dow Jones U.S. Electric Utilities Index (also known as the Dow Jones U.S. Total Market Electric
Utilities Index).(3)  The S&P 500 Index is published daily in The Wall Street Journal.  The Dow Jones U.S.
Electric Utilities Index contains 58(4) United States investor-owned power companies and is published daily by
Dow Jones & Company.  Edison International is included in both the S&P 500 Index and the Dow Jones U.S. Electric
Utilities Index.

**COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN(5)**
AMONG EDISON INTERNATIONAL, THE S&P 500 INDEX
AND THE DOW JONES U.S. ELECTRIC UTILITIES INDEX

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
12/97*
12/98
12/99
12/00
12/01
12/02
Edison International
S&P 500
Dow Jones U.S. Electric Utilities

*** $100 invested on 12/31/97 in stock or index - including reinvestment of dividends. Fiscal year ending December 31.**

----------------------------------------- --------------------------------------------------------------------
                                                                Cumulative Total Return
                                          --------------------------------------------------------------------
                                            12/98       12/99      12/00       12/01       12/02      12/03
----------------------------------------- ----------- ---------- ----------- ----------- ---------- ----------
Edison International                       $100.00     $97.10      $61.19      $59.13     $46.41     $85.88
----------------------------------------- ----------- ---------- ----------- ----------- ---------- ----------
Standard & Poor's 500 Index                $100.00     $121.04    $110.02      $96.95     $75.52     $97.18
----------------------------------------- ----------- ---------- ----------- ----------- ---------- ----------
Dow Jones U.S. Electric Utilities Index    $100.00     $85.30     $134.97     $107.13     $82.85     $103.62
----------------------------------------- ----------- ---------- ----------- ----------- ---------- ----------

---------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this graph shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

 (2) The historical stock performance depicted on the graph is not necessarily indicative of future performance.
     The Companies do not make or endorse any predictions as to future stock performance or dividends.  The quarterly dividends customarily paid on January 31, April 30, July 31, and October 31 for 2001, 2002 and
     2003, were not declared by the Edison International Board.  This proxy statement is not to be considered material for soliciting the purchase or sale of stock of either of the Companies.

(3)  In February 2000, Dow Jones launched a new U.S. Equity Index series which replaced all of its prior index series including the Dow Jones Electric Utilities Index previously used for this graph.  The new series covers 95% of the U.S. equity market and replaces the previous series that covered 80% of the equity market.  Additionally, the industry classification system was restructured.  The net result of these changes is that all U.S. indices will show differences when compared to the indices used prior to 2000.

(4)  As of December 31, 2003.

(5)  Ex-dividend dates have been used to determine the number of dividends included in Edison International's cumulative total return calculation.  The ex-dividend date occurs a few days prior to the record date for each dividend payment, and is the date on which the stock begins trading at a price that does not include the dividend.  Edison International had three ex-dividend dates in 1999 even though shareholders received four dividend payments in that year.  In 2000, there were four ex-dividend dates and four dividend payments.  In 2003, a dividend was declared in the fourth quarter, with an ex-dividend date occurring in
     2004.  For purposes of calculating the adjusted cumulative total return presented in the following table, four ex-dividend dates were used in 1999, three ex-dividend dates were used in 2000, and one ex-dividend date was used in 2003.  The adjusted calculation for 2000 includes only three ex-dividend dates since the
     Board did not declare the dividend customarily paid on January 31, 2001.  As noted in footnote (2) above, there were no dividends declared by the Edison International Board for quarterly dividend payment dates starting January 31, 2001 through October 31, 2003.

---------------------------------------------------------------------------------
                        Adjusted Cumulative Total Return
---------------------------------------------------------------------------------
    12/98          12/99        12/00        12/01        12/02        12/03
--------------- ------------ ------------ ------------ ------------ -------------
   $100.00        $98.10       $61.16       $59.11       $46.38        $86.62
--------------- ------------ ------------ ------------ ------------ -------------

                                      CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Mr. Olson is a Senior Partner of the law firm of Munger, Tolles and Olson which provided legal services to
Edison International, SCE, and/or their subsidiaries in 2003.  Such services are expected to continue to be provided in the future.  The amount paid to Munger, Tolles and Olson in 2003 for legal services was below the threshold requiring disclosure by the SEC.

     In 2002 and 2003, Deloitte Consulting Services, LLP and Deloitte & Touche LLP provided various consulting services to Edison International and SCE, and such services are expected to continue to be provided in the future.  Mr. John Danner, brother of Bryant C. Danner, provided consulting services on two such projects pursuant to a retainer consulting agreement with Deloitte Consulting Services.  In 2003, the aggregate amount paid by
Edison International for those projects was $284,020 and the aggregate amount paid by SCE was $1,432,398.  Mr.
John Danner received an aggregate amount of approximately $88,000 in connection with the consulting services provided for the projects.

     Edison International and SCE believe that any transactions described above are comparable to those which would have been undertaken under similar circumstances with nonaffiliated entities or persons.

                                           OTHER MANAGEMENT TRANSACTIONS

There are no other transactions to report.

                                          CHANGE IN CERTIFYING ACCOUNTANT

     On May 8, 2002, following a recommendation from the Audit Committees, the Boards of Directors of Edison
International and SCE decided to no longer engage Arthur Andersen LLP as Edison International's and SCE's
independent accountants, and appointed PricewaterhouseCoopers LLP to serve as Edison International's and SCE's independent accountants for the balance of 2002.

     From January 1, 2002 through May 8, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on Edison International's and SCE's consolidated financial statements for those periods; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

     From January 1, 2002 through May 8, 2002, Edison International and SCE did not consult
PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Edison International's or
SCE's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and
(ii) of SEC Regulation S-K.

     In connection with preparing Current Reports on Form 8-K dated May 8, 2002, to report the change in certifying accountant, Edison International and SCE provided Arthur Andersen LLP with substantially the same disclosures as appear above.  By a letter dated May 10, 2002, Arthur Andersen LLP stated its agreement with those disclosures.  Because Arthur Andersen LLP is no longer conducting business, the Companies have not furnished them with a copy of the specific disclosures appearing above.  Edison International and SCE furnished
PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and gave them the opportunity to provide a statement to be included in this Proxy Statement if they believe the foregoing disclosures to be incorrect or incomplete.  PricewaterhouseCoopers did not present any response indicating its disagreement with the foregoing disclosures.

                                            AUDIT COMMITTEES' REPORT(1)

     The Edison International and SCE Audit Committees have certain duties and powers as described in their charters.  In 2004, the Committees developed updated charters which were approved by the Boards on March 18,
2004, and are attached to this Proxy Statement as Appendices A and B, respectively.  The Audit Committees are currently composed of the same five non-employee Directors named at the end of this report each of whom is independent as defined by the New York Stock Exchange listing standards.

     Management is responsible for the Companies' internal controls and the financial reporting process, including the integrity and objectivity of the financial statements.  The independent accountants are responsible for performing an independent audit of the Companies' financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Committees monitor and oversee these processes.  The
Committees' members are not accountants or auditors by profession and, therefore, have relied on certain representations from management and the independent accountants about the carrying out of their respective responsibilities.

     In connection with the December 31, 2003, financial statements, the Audit Committees:

     o   reviewed and discussed the audited financial statements with the Companies' management;

     o   discussed with PricewaterhouseCoopers LLP, the Companies' independent accountants, the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees); and

     o   received the written disclosures required by Independence Standards Board Standard No. 1 (Independence
         Discussions with Audit Committees) and discussed with PricewaterhouseCoopers LLP its independence from the Companies.

     Based upon these reviews and discussions, the Edison International and SCE Audit Committees recommended to their respective Boards of Directors that the audited financial statements be included in the Edison
International and SCE 2003 Annual Reports on Form 10-K to be filed with the SEC.

                      ---------------------------------------------------------------------
                                            Audit Committees of the
                                          Edison International and SCE
                                              Boards of Directors
                      ---------------------------------------------------------------------
                        Daniel M. Tellep (Chair)           Robert H. Smith
                      ---------------------------------- ----------------------------------
                        Bradford M. Freeman                Thomas C. Sutton
                      ---------------------------------- ----------------------------------
                       Richard T. Schlosberg, III
                      ---------------------------------- ----------------------------------

---------------------
(1)  SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

                                            INDEPENDENT ACCOUNTANT FEES

     The following table sets forth the aggregate fees billed to Edison International (consolidated total including Edison International and its subsidiaries) and SCE, respectively, for the fiscal years ended
December 31, 2002 and December 31, 2003, by PricewaterhouseCoopers LLP and Arthur Andersen LLP:

                                                     Edison International
                                                       and Subsidiaries                      SCE
                                                            ($000)                         ($000)
         --------------------------------------- -------------- -------------- --------------- ----------------
                                                       2002           2003            2002           2003
         --------------------------------------- -------------- -------------- --------------- ----------------

         Audit Fees
              PricewaterhouseCoopers               $  6,392       $  4,596        $  1,195       $  1,494
              Arthur Andersen                           256             --              97             --
         --------------------------------------- -------------- -------------- --------------- ----------------
              Subtotal                                6,648          4,596           1,292          1,494
         --------------------------------------- -------------- -------------- --------------- ----------------

         Audit Related Fees(1)
              PricewaterhouseCoopers                     20          1,763              20            980
              Arthur Andersen                            --             --              --             --
         --------------------------------------- -------------- -------------- --------------- ----------------
              Subtotal                                   20          1,763              20            980
         --------------------------------------- -------------- -------------- --------------- ----------------

         Tax Fees(2)
              PricewaterhouseCoopers                  2,056          4,150           1,250          1,889
              Arthur Andersen                         1,659             --             183             --
         --------------------------------------- -------------- -------------- --------------- ----------------
              Subtotal                                3,715          4,150           1,433          1,889
         --------------------------------------- -------------- -------------- --------------- ----------------

         All Other Fees(3)
              PricewaterhouseCoopers                     --             --              --             --
              Arthur Andersen                           691             --             615             --
         --------------------------------------- -------------- -------------- --------------- ----------------
              Subtotal                                  691             --             615             --
         --------------------------------------- -------------- -------------- --------------- ----------------

         Totals                                    $ 11,074       $ 10,509        $  3,360       $  4,363
         ======================================================================================================

          --------------------
          (1)   The nature of the services comprising these fees were assurance and related services related to the performance of the audit or review of the financial statements and not reported under "Audit
                Fees" above, including the implementation of the requirements of the Sarbanes-Oxley Act of 2002.

          (2)   The nature of the services comprising these fees were to support compliance with federal, state and foreign tax reporting and payment requirements, including tax return review and review of tax laws, regulations or cases.

          (3)   The nature of the services comprising these fees were accounting support for SCE's general rate case, analytical accounting projects, and assistance with implementing an upgraded financial information system.

     The Edison International and SCE Audit Committees are required to review with management and pre-approve all audit services to be performed by the independent accountants and all non-audit services that are not prohibited and that require pre-approval under the Securities Exchange Act.  The

Committees' pre-approval responsibilities may be delegated to one or more Committee members, provided that such delegates present any pre-approval decisions to the respective Committees at their next meeting.  The independent auditors must assure that all audit and non-audit services provided to the Companies have been approved by the
Audit Committees.

     During the fiscal year ended December 31, 2003, all services performed by the independent accountants were pre-approved by the Edison International and SCE Audit Committees, irrespective of whether the services required pre-approval under the Securities Exchange Act.

                                         INDEPENDENT ACCOUNTANTS FOR 2004

     The Edison International and SCE Board Audit Committees have selected PricewaterhouseCoopers LLP as the
Companies' independent accountants for calendar year 2004.  The Committees have considered whether the provision of the non-audit services described above is compatible with maintaining PricewaterhouseCoopers' independence.
PricewaterhouseCoopers is an international accounting firm which provides leadership in public utility accounting matters.

     Representatives of PricewaterhouseCoopers are expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they wish.

                                                 TO BE VOTED ON BY
                                      EDISON INTERNATIONAL SHAREHOLDERS ONLY

                                              SHAREHOLDER PROPOSAL ON
                                           SHAREHOLDER RIGHTS AGREEMENT
                                     Item 2 on Edison International Proxy Card

     A shareholder of Edison International has given notice of his intention to present the following proposal for action at the Annual Meeting.  Pursuant to Rule 14a-8(l)(1) of the Securities Exchange Act, Edison
International will provide the number of Edison International securities held by the proponent of this shareholder proposal promptly upon receipt of an oral or written request; his name and address are below.  The following text and information was provided by the proponent of the shareholder proposal and has not been endorsed or verified by Edison International.  The Edison International Board of Directors response to the shareholder proposal appears below under "Recommendation of Your Board of Directors Against Item 2."

                                           2 - Shareholder Input on a Poison Pill

                  RESOLVED:  Shareholders request that our Directors increase shareholder voting rights and submit any adoption, maintenance or extension of a poison pill to a shareholder vote as a separate ballot item at the earliest possible shareholder ballot.  Also once this proposal is adopted, any material change or removal of this proposal is requested to be submitted to a shareholder vote as a separate ballot item at the earliest possible shareholder ballot.

                  We as shareholders voted in support of this topic:
                      Year        Rate of Support
                      ----        ---------------
                      2003              62%

                  These percentages are based on yes and no votes cast.  I believe this level of shareholder support is more impressive than the raw percentage because this support followed our Directors' objections and we do not have confidential voting.  The
                  38%-vote favoring management's objections equals only 28% of Edison shares outstanding and insiders own 14% of our stock.  The Council of Institutional Investors www.cii.org formally recommends shareholder approval of poison pills and adoption of proposals which achieve a majority of votes cast.  Institutional investors in general own 69% of our stock.

                  John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, Calif. 90043 submitted this proposal.

                      Poison Pill Negative
                  The key negative of poison pills is that pills can preserve management deadwood.
                      Source:  Moringstar.com

                      Diluted Stock
                  An anti-democratic management scheme (poison pill) to flood the market with diluted stock is not a reason that a tender offer for our stock should fail.
                      Source:  The Motley Fool

                      Like a Dictator
                  Poison pills are like a dictator who says, "Give up more of your freedom and I'll take care of you."
                      T.J. Dermot Dunphy, CEO of Sealed Air (NYSE) for 25 years

                  I believe that it is important to take at least a single step here to improve our corporate governance standards since I believe our 2003 governance standards were not impeccable.  For instance:
                      Our board materially ignored our 2003 majority shareholder vote on this topic.
                      No confidential voting.
                      No cumulative voting.
                      No independent Board Chairman.
                      Three of our Directors each had 16 to 23 years tenure and there are no tenure limits.
                      A relatively recent addition to our Board, Mr. Karatz, is potentially overextended with 4 outside directorships (Avery, Honeywell, Kroger, National Golf) added to his CEO obligations at KB Home.
                      Mr. Karatz also serves on the Compensation Committee at a Honeywell (HON).
                      Honeywell rewarded its CEO with $65 million in 2002.
                      Mr. Olson is our Director who is also the senior partner in a law firm that billed our company $6 million in 2002.

                  This topic won an overall 60% yes-vote at 79 companies in 2003.  I believe majority shareholder votes are a strong signal of shareholder concern on this topic.  I do not see how our Directors could object to this proposal because it gives our Directors the flexibility to obtain our input and ignore our input if our Directors seriously believe they have a good reason.

                                        Shareholder Input on a Poison Pill
                                                     Yes on 2

                                     RECOMMENDATION OF YOUR BOARD OF DIRECTORS
                                                  AGAINST ITEM 2

     The Edison International Board recommends that you vote against the shareholder proposal (Item 2 on your proxy card) because the Board already has substantially implemented the proposal.

     At Edison International's 2003 annual meeting of shareholders, shareholders adopted a non-binding shareholder proposal recommending that the Board terminate our shareholder rights plan and not adopt a new one without submitting the matter to a shareholder vote.  The current year's shareholder proposal recommends that the
Board take substantially the same actions.  However, since the adoption of last year's shareholder proposal, the
Board has taken actions to implement its recommendations.

     The Nominating/Corporate Governance Committee of the Board reviewed the status of the Edison International shareholder rights plan, the reasons for its adoption, and the advisability of modifying the plan.  As recommended by the Committee, the Board concluded that it would be in the best interests of Edison International and its shareholders to take the following actions:

o        Effective February 26, 2004, we amended our existing shareholder rights plan document to provide that the Board will not cause the rights plan to be triggered (i.e. making the rights exercisable) without prior approval by Edison International's shareholders.  The terms of our shareholder rights plan provide that it will expire in November 2006 and that this expiration date cannot be accelerated by the
         Company.  The action now taken by the Board does not incur the costs and delays that would be involved in redeeming the rights issued under the existing plan and specifically enhances the shareholders' voice in the operation of the plan.

o        The Board also has adopted a policy that (i) the Company's existing rights plan will not be extended, and (ii) the Board would seek shareholder approval before adopting any future shareholder rights plan unless, due to timing constraints or other reasons consistent with the Board's fiduciary duties, a committee consisting solely of independent directors determines that it would be in the best interests of shareholders to adopt the plan before obtaining shareholder approval.  Any rights plan adopted by the
         Board without such prior shareholder approval would automatically terminate on the first anniversary of the adoption of the plan unless the plan is approved by the Company's shareholders before it terminates.

     The Board believes that these actions are responsive to and substantially implement both last year's and this year's shareholder proposals.

                               FOR THE FOREGOING REASONS, YOUR BOARD RECOMMENDS THAT
                                            YOU VOTE "AGAINST" ITEM 2.

                                     SHAREHOLDER PROPOSALS AND NOMINATIONS FOR
                                               2005 ANNUAL MEETINGS

     To be considered for inclusion in the 2005 proxy statement, shareholder proposals for the Edison
International and SCE 2005 annual meetings must be received by December 13, 2004.

     Shareholders intending to bring any other business before an annual meeting, including Director nominations, must give written notice to the Edison International or SCE Secretary, as the case may be, of the business to be presented.  The notice must be received at our offices within the periods, and with the information and documents, specified in the Bylaws.  A copy of the Bylaws may be obtained by writing to the Edison International or SCE Secretary and are available on Edison International's Internet website at www.edisoninvestor.com.

     Assuming that the 2005 annual meetings of shareholders are held on May 19, 2005, as currently specified by the Bylaws, the period for the receipt by the Edison International or SCE Secretary of written notice of other business to be brought by shareholders before the 2005 annual meetings of shareholders, including Director nominations, will begin on October 14, 2004, and end on December 13, 2004.

                                        CODE OF BUSINESS CONDUCT AND ETHICS

     The Edison International Code of Business Conduct and Ethics is applicable to all Directors, officers and employees of Edison International and its majority-owned subsidiaries, including SCE.  The Code is available on
Edison International's Internet website at www.edisoninvestor.com and is available in print upon request from the
Edison International or SCE Secretary.  Any amendments or waivers of Code provisions for either of the Companies'
principal executive officers, principal financial officers, principal accounting officers or controllers, or persons performing similar functions, will be posted on Edison International's Internet website at
www.edisoninvestor.com.

                                  AVAILABILITY OF FORM 10-K AND OTHER INFORMATION

     The Edison International and SCE 2003 Annual Reports on Form 10-K, including the financial statements and the financial statement schedules but excluding other exhibits, will be furnished without charge to shareholders upon written request.

     A copy may be requested by writing to:

                                               Ms. Betty Hutchinson
                                       Law Department, Corporate Governance
                                 Edison International (or SCE, as the case may be)
                                      2244 Walnut Grove Avenue, P. O. Box 800
                                            Rosemead, California 91770

                                              OTHER PROPOSED MATTERS

     The Edison International and SCE Boards were not aware by December 9, 2003 (the latest date for shareholders to provide advance notice of business intended to be presented at the Annual Meeting) of any other matters which can properly be presented for action at the Annual Meeting.

     If any other matters should properly come before the Annual Meeting, including matters incident to the conduct of the Annual Meeting, the proxies will vote the shares in accordance with their judgment.  Discretionary authority to do so is included in the proxies.

Dated:  April 12, 2004

                                                              For the Boards of Directors,

                                                              /s/ BEVERLY P. RYDER
                                                              -------------------------------------------------
                                                              BEVERLY P. RYDER
                                                              Vice President and Secretary
                                                                  Edison International
                                                              Secretary
                                                                  Southern California Edison Company

                                               EDISON INTERNATIONAL
                                          CHARTER FOR THE AUDIT COMMITTEE
                                             OF THE BOARD OF DIRECTORS

                                         Adopted by the Board of Directors
                                                  March 18, 2004

                                                Article I - Purpose

The purpose of the Audit Committee ("Committee") of the Board of Directors ("Board") of Edison International
("Company") is to assist the Board in its oversight of:

o        the integrity of the Company's financial statements;
o        the Company's systems of disclosure and internal control regarding finance, accounting, legal compliance and ethics that management and the Board have established;
o        the Company's compliance with legal and regulatory requirements;
o        the qualifications and independence of the independent accountants retained by the Company (the
         "Auditors") for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; and
o        the performance of the Auditors and of the Company's internal audit function;

and to produce a report of the Committee annually for inclusion in the Company's proxy statement, in accordance with applicable Securities and Exchange Commission ("SEC") rules and regulations.

                                              Article II - Authority

The Committee shall have the authority (without having to seek Board approval) and appropriate funding provided by the Company, to obtain advice and assistance from the Auditors and from outside legal, accounting and other advisors, as it deems necessary to carry out its duties.  The Committee may also request the Auditors, the
Company's chief internal auditor ("General Auditor") or management and any other internal or external advisors to conduct any investigations, reviews or studies of any matter within the scope of the Committee's duties and responsibilities.  In connection with any such investigation, the Committee shall have unrestricted access to
Company personnel and documents.

                                    Article III - Composition of the Committee

1.  Appointment.  The Committee shall consist of not less than four nor more than seven members of the Board.
Each Committee member shall be appointed by resolution adopted by a majority of the exact number of authorized
Directors and shall serve until a successor shall be appointed by the Board.  In the event any member of the
Committee shall cease to be a director of the Company, the vacancy thus created shall either be filled by the
Board or, at the Board's discretion, left unfilled, provided that in no event shall the Committee consist of less than four members.  The Board shall designate one of the Committee members as Chair ("Chair") who shall preside over meetings of the Committee and report Committee actions to the Board.  If the Chair is not present, the
Committee may designate an acting Chair.

2.  Independence of Members.  Each member of the Committee shall be independent as determined pursuant to any applicable law, regulation, stock exchange listing standard and director qualification standard set by the
Board's Nominating/Corporate Governance Committee, subject to any exceptions provided for in any of the aforementioned standards.  No Committee member may be an "affiliated person" (as defined in Rule 10A-3(e) under the Securities Exchange Act of 1934, as amended, and hereinafter referred to as the "Act") of the Company or any of its subsidiaries, subject to the exception provided in SEC Rule 10A-3(b)(1)(iv)(B) that a Committee member may sit on the board of a Company affiliate provided that director also otherwise meets the independence requirements for such affiliate.  No Committee member may accept, directly or indirectly from the Company or any of its subsidiaries, any consulting, advisory or other compensatory fee other than (a) fees paid to Directors for service on the Board, (b) additional fees paid to Directors for service on a committee of the Board (including the Committee) and/or for serving as the chair of such a committee and (c) fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company that is not contingent on continued service on the Board.  If a member of the Committee ceases to be independent for reasons outside the member's reasonable control, that member, with notice by the Company to the applicable stock exchanges, may remain a Committee member until the earlier of the Company's next annual shareholders' meeting or one year from the occurrence of the event that caused the member to be no longer independent.

3.  Financial Literacy and Expertise.  Each member of the Committee shall be financially literate as determined by the Board, or become financially literate within a reasonable time after appointment.  At least one member shall have accounting or related financial management expertise, as determined by the Board.  The Board shall determine and disclose in the Company's annual proxy statement or Annual Report on Form 10-K whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with the criteria described in Item 401 of Regulation S-K under the Act.  If the Board determines that a member of the Committee so qualifies, the Board may presume that such Committee member has accounting or related financial management expertise.

4.  Other Audit Committee Appointments.  No Director may serve as a member of the Committee if such Director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Committee.

5.  Subcommittees.  Except as otherwise expressly provided in this Charter, neither the Board nor the Committee may delegate to any Subcommittee of this Committee the authority to perform any responsibilities of the Committee set forth in this Charter.  The Board or the Committee may form Subcommittees from time to time to gather information, carry out investigations, or prepare reports, for consideration and action by the Committee.

                                      Article IV - Meetings and Other Actions

The Committee shall meet at least four times per year, with one meeting to be held at the completion of the annual audit and before the Company's annual financial statements are published, and three meetings to be scheduled at the direction of the Chair in connection with the review and release of quarterly financial results.  Additional meetings may be held as needed to fulfill the Committee's responsibilities.  Additional meetings may be requested by any Committee member.  The frequency, length, and agendas of meetings shall be determined by the Chair in consultation with Committee members and Company management.  Any Committee member may request the inclusion of items on the agenda or raise subjects at a meeting that are not on the meeting agenda.
Periodically, the Committee shall meet with Company management, the General Auditor and the Auditors in separate executive sessions to discuss any matters

that the Committee believes warrant Committee attention.  The Committee shall also meet separately or with combinations of the foregoing groups in carrying out its duties and responsibilities set forth in Article V below.

A majority of the members of the Committee shall constitute a quorum for the transaction of business.  Meetings shall be held at the principal offices of the Company or as directed by the Chair.

The Company's Secretary shall keep, or appoint an appropriate person to keep, regular minutes of all Committee proceedings.  If no appointed person is present, the Committee may designate an acting secretary.  The minutes of each meeting shall be reviewed and approved by legal counsel and the Chair.  The approved minutes shall become a permanent corporate record maintained by the Company's Secretary.  A report on the Committee's activities and on any other matters required to be reported by this Charter in connection with execution of its duties and responsibilities shall be provided to the Board after each meeting.

Unless otherwise provided in this Charter, the meetings and any other actions of the Committee shall be governed by the provisions of Article III of the Bylaws of the Company applicable to meetings and actions of the Board, and the Committee shall have all of the authority of the Board in fulfilling its duties and responsibilities, except as limited by any applicable law, regulation or stock exchange listing standard, or Article III of the
Bylaws of the Company.

                                      Article V - Duties and Responsibilities

The Committee shall have the following duties and responsibilities which shall not be delegated to any other
Board Committee.

External Audit Responsibilities

1.  The Committee shall exercise the exclusive authority and direct responsibility to appoint, retain, compensate and oversee the Auditors, who shall report directly to the Committee.  Under the Committee's overall direction, the Auditors shall interact with management to the fullest extent necessary to fulfill the Auditors'
responsibilities.

2.  At least annually, the Committee shall obtain and review a report from the Auditors describing:

o        their internal quality-control procedures;

o        any material issues raised by their most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to any independent audit carried out by the Auditors, and any steps taken to deal with any such issues; and

o        to assist the Committee in its determination of the objectivity and independence of the Auditors, all relationships between the Auditors and the Company, including the matters covered by Independence
         Standards Board Standard Number 1.

After reviewing the report and the Auditors' work throughout the year, the Committee shall evaluate the Auditors'
qualifications, performance and independence.  This evaluation shall include a review of the lead partner of the
Auditors.  In addition, the Committee shall ensure that the audit partners are rotated to the extent required by the Act.  The Committee shall also consider whether there should be regular rotation of the Auditors.

In making its evaluation, the Committee shall take into account the opinions of the Company's management and
General Auditor.

The Committee shall present its conclusions to the Board.

3.  The Committee shall review with management and pre-approve all the audit services to be performed by the
Auditors, including the Auditors' engagement letter for the annual audit of the Company in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the proposed fees in connection with such audit.

4.  The Committee shall discuss with the Auditors the scope, plans for and results of, the annual audit conducted by the Auditors, and any additional work the Committee has requested that the Auditors perform.

5.  Prior to the filing with the SEC of the Company's Annual Report on Form 10-K, the Committee shall review with the Auditors:

o        the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communications with audit committees;

o        all critical accounting policies and practices to be used by the Company;

o        alternative treatments within generally accepted accounting principles ("GAAP") for policies and practices related to material items discussed with Company management, the effects of using or not using such treatments and the Auditors' preferred treatment; and

o        any other material written communications between the Auditors and Company management, including any management or internal control letter or schedule of unadjusted differences.

6.  Prior to the filing with the SEC of the Company's Annual Report on Form 10-K, the Committee shall examine and review with the Auditors, the General Auditor and the Company's chief financial and accounting officers the comments and recommendations contained in the Auditors' and the internal auditors' internal control reports presented to the Committee.

7.  The Committee shall establish and maintain clear policies with respect to the hiring by the Company of employees or former employees of the Auditors.

8.  The Committee shall review with management and pre-approve the scope and extent of all non-audit services to be performed by the Auditors that are not prohibited under the Act and that require pre-approval under the Act, and consider whether the Auditors' performance of those services is compatible with the Auditors' independence.
The Committee's pre-approval responsibilities under this paragraph and under paragraph 3 above may be delegated to one or more members of the Committee, provided that such delegate or delegates present any pre-approval decisions to the Committee at its next meeting.

9.  The Committee shall review with the Auditors any audit problems or difficulties and significant disagreements with management encountered in the course of the audit, and management's response thereto.  Such review shall include any restrictions on the scope of the Auditors' activities or on access to requested information.  Such review shall include any accounting adjustments that were noted or proposed by the Auditors but were "passed" (as immaterial or otherwise).  Such review shall include a discussion of the budget, staffing and responsibilities of the Company's internal audit organization.  The

Committee is directly responsible for resolving any disagreements between Company management and the Auditors regarding financial reporting.

Internal Audit Responsibilities

1.  The Committee shall concur in the appointment and the dismissal of the General Auditor.  At least annually, the Committee shall review the performance of the General Auditor, and shall review with the General Auditor the activities, organization, resources and qualifications of the Company's internal audit organization.  The
Committee shall examine and make recommendations, if any, with respect to the internal audit plan.

2.  At least annually, the Committee shall review the progress made with respect to executing the internal audit plan as well as any modifications made to the plan.

3.  The Committee shall review with the General Auditor any audit problems or difficulties and significant disagreements with management encountered in the course of the internal audits, and management's response thereto.

Financial Reporting Processes and Financial Statements

1.  Prior to the filing with the SEC of the Company's Annual Report on Form 10-K, in consultation with Company management (including the chief executive officer and the chief financial officer), the General Auditor, the
Auditors and/or representatives of the Company's Disclosure Committee, the Committee shall review:

o        the effectiveness of the Company's external financial reporting processes, and the internal controls over financial reporting (including systems of disclosure);

o        disclosures made by the Company's chief executive officer and chief financial officer regarding compliance with their certification obligations under the Act; and

o        the Auditors' attestation report on management's evaluation of the Company's internal control over financial reporting, to be included in the Company's Annual Report on Form 10-K, to the extent and when required by the Act.

2.  The Committee shall make a recommendation to the Board with respect to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

3.  The Committee shall prepare and approve a report annually for inclusion in the Company's proxy statement, in accordance with applicable SEC rules and regulations, and such other reports as may from time to time be necessary or appropriate.

4.  Review and discuss with Company management (including the Company's chief executive officer and chief financial officer) and the Auditors:

o        the Company's annual audited and quarterly financial statements, including all notes thereto and the
         Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of
         Operations"; and

o        any change in the Company's internal controls over financial reporting that occurred in the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the
         Company's internal control over financial reporting.

5.  The Committee periodically shall review and discuss:

o        major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

o        analyses prepared by management or the Auditors setting forth significant financial reporting issues, judgments and estimates made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

o        the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the
         Company's financial statements.

6.  In conjunction with the filing with the SEC of the Company's Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q, the Committee shall receive oral or written reports from management or the Company's
Disclosure Committee if there are any matters of concern as of the end of the last fiscal quarter regarding the
Company's systems of disclosure and the Disclosure Committee's quarterly process.

7.  The Committee shall review with Company management quarterly and annual earnings press releases (including any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies, on a general basis (i.e., types of information to be disclosed and presentation to be made).

Compliance and Risk Management

1.  At least annually, the Committee shall review the Company's procedures for communicating to Company employees, officers and Directors the Company's code of business conduct and ethics ("Ethics Code"), and for making the Ethics Code available on the Company's Internet website and in print to any requesting shareholder as disclosed in the Company's Annual Report on Form 10-K.

2.  At least annually, the Committee shall review with the Company's Ethics Compliance Officer the processes for monitoring compliance with the Ethics Code, and shall establish and update procedures for reviewing, granting and, to the extent required by any applicable law, regulation or stock exchange listing standard, promptly disclosing any waivers of the Ethics Code for Directors and Company executive officers.

3.  The Committee periodically shall review information provided by management and the Company's legal counsel on issues such as litigation and regulatory proceedings, environmental compliance, health and safety compliance, information technology security and legal compliance.

4.  The Committee periodically shall discuss the Company's guidelines and policies with respect to risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

Other Responsibilities

1.  The Committee shall perform an annual evaluation of its own performance and of the adequacy of this Charter, and submit to the Board that evaluation, including any recommended changes to the Committee's membership, Charter or procedures.

2.  The Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

3.  The Committee shall review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Auditors or the performance of the Company's internal audit function.

4.  The Committee shall perform such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities.

The Committee's function is one of oversight.  The Committee recognizes that the Company's management, internal auditors, and Auditors have more knowledge and information about the Company than do Committee members.
Consequently, in carrying out its oversight responsibilities, the Committee does not provide any special assurance as to the Company's financial statements or internal controls or any professional certification as to the Auditors' work, nor is it the Committee's duty to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP.  While the Committee shall foster adherence to laws, regulations, stock exchange listing standards, the Ethics Code and the Company's other policies, procedures and practices, it is not the Committee's duty to assure compliance therewith.

                                          Article VI - Posting of Charter

This Charter shall be available on the Company's Internet website and in print to any requesting shareholder, as disclosed in the Company's Annual Report on Form 10-K.

                                                    APPENDIX B

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                                          CHARTER FOR THE AUDIT COMMITTEE
                                             OF THE BOARD OF DIRECTORS

                                         Adopted by the Board of Directors
                                                  March 18, 2004

                                                Article I - Purpose

The purpose of the Audit Committee ("Committee") of the Board of Directors ("Board") of Southern California
Edison Company ("Company") is to assist the Board in its oversight of:

o        the integrity of the Company's financial statements;

o        the Company's systems of disclosure and internal control regarding finance, accounting, legal compliance and ethics that management and the Board have established;

o        the Company's compliance with legal and regulatory requirements;

o        the qualifications and independence of the independent accountants retained by the Company (the
         "Auditors") for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; and

o        the performance of the Auditors and of the Company's internal audit function;

and to produce a report of the Committee annually for inclusion in the Company's proxy statement, in accordance with applicable Securities and Exchange Commission ("SEC") rules and regulations.

                                              Article II - Authority

The Committee shall have the authority (without having to seek Board approval) and appropriate funding provided by the Company, to obtain advice and assistance from the Auditors and from outside legal, accounting and other advisors, as it deems necessary to carry out its duties.  The Committee may also request the Auditors, the
Company's chief internal auditor ("General Auditor") or management and any other internal or external advisors to conduct any investigations, reviews or studies of any matter within the scope of the Committee's duties and responsibilities.  In connection with any such investigation, the Committee shall have unrestricted access to
Company personnel and documents.

                                    Article III - Composition of the Committee

1.  Appointment.  The Committee shall consist of not less than four nor more than seven members of the Board.
Each Committee member shall be appointed by resolution adopted by a majority of the exact number of authorized
Directors and shall serve until a successor shall be appointed by the Board.  In the event any member of the
Committee shall cease to be a director of the Company, the vacancy thus created shall either be filled by the
Board or, at the Board's discretion, left unfilled, provided that in no event shall the Committee consist of less than four members.  The Board shall designate one of the Committee members as Chair ("Chair") who shall preside over meetings of the Committee and report Committee actions to the Board.  If the Chair is not present, the
Committee may designate an acting Chair.

2.  Independence of Members.  Each member of the Committee shall be independent as determined pursuant to any applicable law, regulation, stock exchange listing standard and director qualification standard set by the
Board's Nominating/Corporate Governance Committee, subject to any exceptions provided for in any of the aforementioned standards.  No Committee member may be an "affiliated person" (as defined in Rule 10A-3(e) under the Securities Exchange Act of 1934, as amended, and hereinafter referred to as the "Act") of the Company or any of its subsidiaries, subject to the exception provided in SEC Rule 10A-3(b)(1)(iv)(B) that a Committee member may sit on the board of a Company affiliate provided that director also otherwise meets the independence requirements for such affiliate.  No Committee member may accept, directly or indirectly from the Company or any of its subsidiaries, any consulting, advisory or other compensatory fee other than (a) fees paid to Directors for service on the Board, (b) additional fees paid to Directors for service on a committee of the Board (including the Committee) and/or for serving as the chair of such a committee and (c) fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company that is not contingent on continued service on the Board.  If a member of the Committee ceases to be independent for reasons outside the member's reasonable control, that member, with notice by the Company to the applicable stock exchanges, may remain a Committee member until the earlier of the Company's next annual shareholders' meeting or one year from the occurrence of the event that caused the member to be no longer independent.

3.  Financial Literacy and Expertise.  Each member of the Committee shall be financially literate as determined by the Board, or become financially literate within a reasonable time after appointment.  At least one member shall have accounting or related financial management expertise, as determined by the Board.  The Board shall determine and disclose in the Company's annual proxy statement or Annual Report on Form 10-K whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with the criteria described in Item 401 of Regulation S-K under the Act.  If the Board determines that a member of the Committee so qualifies, the Board may presume that such Committee member has accounting or related financial management expertise.

4.  Other Audit Committee Appointments.  No Director may serve as a member of the Committee if such Director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Committee.

5.  Subcommittees.  Except as otherwise expressly provided in this Charter, neither the Board nor the Committee may delegate to any Subcommittee of this Committee the authority to perform any responsibilities of the Committee set forth in this Charter.  The Board or the Committee may form Subcommittees from time to time to gather information, carry out investigations, or prepare reports, for consideration and action by the Committee.

                                      Article IV - Meetings and Other Actions

The Committee shall meet at least four times per year, with one meeting to be held at the completion of the annual audit and before the Company's annual financial statements are published, and three meetings to be scheduled at the direction of the Chair in connection with the review and release of quarterly financial results.  Additional meetings may be held as needed to fulfill the Committee's responsibilities.  Additional meetings may be requested by any Committee member.  The frequency, length, and agendas of meetings shall be determined by the Chair in consultation with Committee members and Company management.  Any Committee member may request the inclusion of items on the agenda or raise subjects at a meeting that are not on the meeting agenda.
Periodically, the Committee shall meet with Company management, the General Auditor and the Auditors in separate executive sessions to discuss any matters

that the Committee believes warrant Committee attention.  The Committee shall also meet separately or with combinations of the foregoing groups in carrying out its duties and responsibilities set forth in Article V below.

A majority of the members of the Committee shall constitute a quorum for the transaction of business.  Meetings shall be held at the principal offices of the Company or as directed by the Chair.

The Company's Secretary shall keep, or appoint an appropriate person to keep, regular minutes of all Committee proceedings.  If no appointed person is present, the Committee may designate an acting secretary.  The minutes of each meeting shall be reviewed and approved by legal counsel and the Chair.  The approved minutes shall become a permanent corporate record maintained by the Company's Secretary.  A report on the Committee's activities and on any other matters required to be reported by this Charter in connection with execution of its duties and responsibilities shall be provided to the Board after each meeting.

Unless otherwise provided in this Charter, the meetings and any other actions of the Committee shall be governed by the provisions of Article III of the Bylaws of the Company applicable to meetings and actions of the Board, and the Committee shall have all of the authority of the Board in fulfilling its duties and responsibilities, except as limited by any applicable law, regulation or stock exchange listing standard, or Article III of the
Bylaws of the Company.

                                      Article V - Duties and Responsibilities

The Committee shall have the following duties and responsibilities which shall not be delegated to any other
Board Committee.

External Audit Responsibilities

1.  The Committee shall exercise the exclusive authority and direct responsibility to appoint, retain, compensate and oversee the Auditors, who shall report directly to the Committee.  Under the Committee's overall direction, the Auditors shall interact with management to the fullest extent necessary to fulfill the Auditors'
responsibilities.

2.  At least annually, the Committee shall obtain and review a report from the Auditors describing:

o        their internal quality-control procedures;

o        any material issues raised by their most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to any independent audit carried out by the Auditors, and any steps taken to deal with any such issues; and

o        to assist the Committee in its determination of the objectivity and independence of the Auditors, all relationships between the Auditors and the Company, including the matters covered by Independence
         Standards Board Standard Number 1.

After reviewing the report and the Auditors' work throughout the year, the Committee shall evaluate the Auditors'
qualifications, performance and independence.  This evaluation shall include a review of the lead partner of the
Auditors.  In addition, the Committee shall ensure that the audit partners are rotated to the extent required by the Act.  The Committee shall also consider whether there should be regular rotation of the Auditors.

In making its evaluation, the Committee shall take into account the opinions of the Company's management and
General Auditor.

The Committee shall present its conclusions to the Board.

3.  The Committee shall review with management and pre-approve all the audit services to be performed by the
Auditors, including the Auditors' engagement letter for the annual audit of the Company in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the proposed fees in connection with such audit.

4.  The Committee shall discuss with the Auditors the scope, plans for and results of, the annual audit conducted by the Auditors, and any additional work the Committee has requested that the Auditors perform.

5.  Prior to the filing with the SEC of the Company's Annual Report on Form 10-K, the Committee shall review with the Auditors:

o        the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communications with audit committees;

o        all critical accounting policies and practices to be used by the Company;

o        alternative treatments within generally accepted accounting principles ("GAAP") for policies and practices related to material items discussed with Company management, the effects of using or not using such treatments and the Auditors' preferred treatment; and

o        any other material written communications between the Auditors and Company management, including any management or internal control letter or schedule of unadjusted differences.

6.  Prior to the filing with the SEC of the Company's Annual Report on Form 10-K, the Committee shall examine and review with the Auditors, the General Auditor and the Company's chief financial and accounting officers the comments and recommendations contained in the Auditors' and the internal auditors' internal control reports presented to the Committee.

7.  The Committee shall establish and maintain clear policies with respect to the hiring by the Company of employees or former employees of the Auditors.

8.  The Committee shall review with management and pre-approve the scope and extent of all non-audit services to be performed by the Auditors that are not prohibited under the Act and that require pre-approval under the Act, and consider whether the Auditors' performance of those services is compatible with the Auditors' independence.
The Committee's pre-approval responsibilities under this paragraph and under paragraph 3 above may be delegated to one or more members of the Committee, provided that such delegate or delegates present any pre-approval decisions to the Committee at its next meeting.

9.  The Committee shall review with the Auditors any audit problems or difficulties and significant disagreements with management encountered in the course of the audit, and management's response thereto.  Such review shall include any restrictions on the scope of the Auditors' activities or on access to requested information.  Such review shall include any accounting adjustments that were noted or proposed by the Auditors but were "passed" (as immaterial or otherwise).  Such review shall include a discussion of the budget, staffing and responsibilities of the Company's internal audit organization.

The Committee is directly responsible for resolving any disagreements between Company management and the Auditors regarding financial reporting.

Internal Audit Responsibilities

1.  The Committee shall concur in the appointment and the dismissal of the General Auditor.  At least annually, the Committee shall review the performance of the General Auditor, and shall review with the General Auditor the activities, organization, resources and qualifications of the Company's internal audit organization.  The
Committee shall examine and make recommendations, if any, with respect to the internal audit plan.

2.  At least annually, the Committee shall review the progress made with respect to executing the internal audit plan as well as any modifications made to the plan.

3.  The Committee shall review with the General Auditor any audit problems or difficulties and significant disagreements with management encountered in the course of the internal audits, and management's response thereto.

Financial Reporting Processes and Financial Statements

1.  Prior to the filing with the SEC of the Company's Annual Report on Form 10-K, in consultation with Company management (including the chief executive officer and the chief financial officer), the General Auditor, the
Auditors and/or representatives of the Company's Disclosure Committee, the Committee shall review:

o        the effectiveness of the Company's external financial reporting processes, and the internal controls over financial reporting (including systems of disclosure);

o        disclosures made by the Company's chief executive officer and chief financial officer regarding compliance with their certification obligations under the Act; and

o        the Auditors' attestation report on management's evaluation of the Company's internal control over financial reporting, to be included in the Company's Annual Report on Form 10-K, to the extent and when required by the Act.

2.  The Committee shall make a recommendation to the Board with respect to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

3.  The Committee shall prepare and approve a report annually for inclusion in the Company's proxy statement, in accordance with applicable SEC rules and regulations, and such other reports as may from time to time be necessary or appropriate.

4.  Review and discuss with Company management (including the Company's chief executive officer and chief financial officer) and the Auditors:

o        the Company's annual audited and quarterly financial statements, including all notes thereto and the
         Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of
         Operations"; and

o        any change in the Company's internal controls over financial reporting that occurred in the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the
         Company's internal control over financial reporting.

5.  The Committee periodically shall review and discuss:

o        major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

o        analyses prepared by management or the Auditors setting forth significant financial reporting issues, judgments and estimates made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

o        the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the
         Company's financial statements.

6.  In conjunction with the filing with the SEC of the Company's Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q, the Committee shall receive oral or written reports from management or the Company's
Disclosure Committee if there are any matters of concern as of the end of the last fiscal quarter regarding the
Company's systems of disclosure and the Disclosure Committee's quarterly process.

7.  The Committee shall review with Company management quarterly and annual earnings press releases (including any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies, on a general basis (i.e., types of information to be disclosed and presentation to be made).

Compliance and Risk Management

1.  At least annually, the Committee shall review the Company's procedures for communicating to Company employees, officers and Directors the Company's code of business conduct and ethics ("Ethics Code"), and for making the Ethics Code available on the Company's Internet website and in print to any requesting shareholder as disclosed in the Company's Annual Report on Form 10-K.

2.  At least annually, the Committee shall review with the Company's Ethics Compliance Officer the processes for monitoring compliance with the Ethics Code, and shall establish and update procedures for reviewing, granting and, to the extent required by any applicable law, regulation or stock exchange listing standard, promptly disclosing any waivers of the Ethics Code for Directors and Company executive officers.

3.  The Committee periodically shall review information provided by management and the Company's legal counsel on issues such as litigation and regulatory proceedings, environmental compliance, health and safety compliance, information technology security and legal compliance.

4.  The Committee periodically shall discuss the Company's guidelines and policies with respect to risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

Other Responsibilities

1.  The Committee shall perform an annual evaluation of its own performance and of the adequacy of this Charter, and submit to the Board that evaluation, including any recommended changes to the Committee's membership, Charter or procedures.

2.  The Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

3.  The Committee shall review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Auditors or the performance of the Company's internal audit function.

4.  The Committee shall perform such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities.

The Committee's function is one of oversight.  The Committee recognizes that the Company's management, internal auditors, and Auditors have more knowledge and information about the Company than do Committee members.
Consequently, in carrying out its oversight responsibilities, the Committee does not provide any special assurance as to the Company's financial statements or internal controls or any professional certification as to the Auditors' work, nor is it the Committee's duty to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP.  While the Committee shall foster adherence to laws, regulations, stock exchange listing standards, the Ethics Code and the Company's other policies, procedures and practices, it is not the Committee's duty to assure compliance therewith.

                                          Article VI - Posting of Charter

This Charter shall be available on the Company's Internet website and in print to any requesting shareholder, as disclosed in the Company's Annual Report on Form 10-K.

SOUTHERN CALIFORNIA
EDISON
An *EDISON INTERNATIONAL* Company

Proxy/Voting Instruction Card

P
R
O
X
Y

IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS, PLEASE MARK, SIGN, DATE AND RETURN ALL CARDS YOU RECEIVE PROMPTLY USING THE ENCLOSED ENVELOPES. TO VOTE BY PHONE OR THE INTERNET, PLEASE SEE THE REVERSE SIDE OF THIS CARD.

SEE REVERSE SIDE

▲ FOLD AND DETACH HERE ▲

ADMISSION TICKET

Edison International
Southern California Edison Company
Annual Meeting of Shareholders
May 20, 2004 at 10:00 a.m., Pacific Time
Hyatt Regency Long Beach
200 South Pine Avenue
Long Beach, California
(562) 491-1234
Space is limited.
Limited free parking available where designated.
Registration desk opens at 8:00 a.m., Pacific Time.
Doors open at 9:00 a.m., Pacific Time.

Please present this ticket to attend the meeting.

5
710
405
605
PACIFIC COAST HWY
PINE AVE
CONVENTION CENTER
HYATT REGENCY LONG BEACH
SHORELINE DR
N
Map Not to Scale
SHORELINE VILLAGE

Take the Long Beach Freeway (710) South to Long Beach. The Freeway Splits into: Port of Long Beach/Queen Mary - RIGHT LANES & Downtown Long Beach/Convention Center - LEFT LANES. Take Downtown Long Beach/Convention Center - LEFT LANES. Stay on Shoreline Drive (STAY ON SHORELINE DRIVE/DO NOT TAKE Broadway/Civic Center/Pine Avenue exit). Stay on Shoreline Drive, follow the signs to: Aquarium/Convention Center/ Pine Avenue. TURN LEFT on Pine Avenue (4th stop light). The hotel is on the corner of Shoreline Drive and Pine Avenue.

X Please mark your votes as in this example.

3791

The Directors recommend a vote "FOR" Item 1.				
1. Election of Directors	FOR ALL ☐	WITHHOLD FOR ALL ☐	FOR ALL EXCEPT ☐	**Nominees:** 01-J.E. Bryson, 02-F.A. Córdova, 03-A.J. Fohrer, 04-B.M. Freeman, 05-B. Karatz, 06-L.G. Nogales, 07-R.L. Olson, 08-J.M. Rosser, 9-R.T. Schlosberg, III, 10-R.H. Smith, 11-T.C. Sutton

(**INSTRUCTION**: to withhold authority to vote for any individual nominee, write such name(s) in the space provided below.)

____

SIGNATURE (S)______________________________ DATE______________

IMPORTANT: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

▲ FOLD AND DETACH HERE ▲

SOUTHERN CALIFORNIA EDISON
An EDISON INTERNATIONAL Company

SOUTHERN CALIFORNIA EDISON COMPANY
ANNUAL MEETING – MAY 20, 2004

Southern California Edison Company offers
phone and Internet voting 24 hours a day, 7 days a week, through 9:00 p.m., Pacific Time, May 19, 2004

On a touch-tone phone, call toll-free 1-877-779-8683 (outside the US and Canada, call 201-536-8073).

- ➢ Have your proxy card and social security number ready.
- ➢ Follow the voting instructions.
- ➢ Your vote will be repeated to you, and you will be asked to confirm it.

Log onto the Internet and type: http://www.eproxyvote.com/sce

- ➢ Have your proxy card and social security number ready.
- ➢ Follow the voting instructions.
- ➢ Your vote will be repeated to you, and you will be asked to confirm it.

Your vote by phone or Internet authorizes the proxies named on the reverse of this card to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If you have voted by phone or Internet, please do not return the proxy card.
THANK YOU FOR VOTING!

                                                Southern California Edison
                                               2004 Telephone Voting Script

-------------------------------------------------------------------------------------------------------------------
                                                 Toll Free: 1-877-779-8683
-------------------------------------------------------------------------------------------------------------------

1.       Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2.       Enter the series of numbers printed in the gray shaded box on your card followed by the pound sign.

3.       One moment please while we verify your information.

4.       Enter the last four digits of the U.S. social security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.       The company that you are voting is Southern California Edison Company.

6.       Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7.       To vote the proposal in accordance with the recommendations of the Board of directors, press 1. If you wish to vote on the proposal, press 2.
         If 1, go to 9.
         If 2, go to 8.

8.       Item # 1.  To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.
         If 1, go to 9.
         If 2, go to 9.
         If 3, go to Director Exception.

-------------------------------------------------------------------------------------------------------------------
                  Director Exception
-------------------------------------------------------------------------------------------------------------------
                  Enter the 2-digit number next to the nominee from whom you would like to withhold your vote, followed by the pound key. Or, if you have completed voting on directors, press the pound key again.

                           If pound key entered, go to 8.
                           If valid nominee number, go to Next Nominee.
-------------------------------------------------------------------------------------------------------------------

                  Next Nominee

-------------------------------------------------------------------------------------------------------------------
                  To withhold your vote from another nominee enter the 2-digit number next to the nominee followed by the pound key. Or if you have completed voting on directors press the pound key again.

                           If pound key entered, go to 8.
                           If valid nominee number, go to Next Nominee.

-------------------------------------------------------------------------------------------------------------------

                  Invalid Nominee Number

                  You have entered an invalid nominee number.

-------------------------------------------------------------------------------------------------------------------
                           {Go to Next Nominee.}
-------------------------------------------------------------------------------------------------------------------

9.       If you would like to attend the annual meeting, press 1. If not, press 2.
         If 1, go to 10.
         If 2, go to 10.

10.      If you receive more than one set of proxy materials at the address shown on your proxy card and have no need for the extra copies, please press 1. If not, press 2.
         If 1, go to 11.
          If 2, go to 11.

11.      If you are interested in receiving shareholder communications, including annual meeting materials electronically, press 1.  If not, press 2.
         If 1, go to 12.
         If 2, go to 12.

12.      You have cast your vote as follows:

-------------------------------------------------------------------------------------------------------------------
                  {Playback back the appropriate vote for this proxy card.}
-------------------------------------------------------------------------------------------------------------------
                  Default Playback

                  You have voted in the manner recommended by the board of directors.

-------------------------------------------------------------------------------------------------------------------

                  Director Proposal Playback

                  Item 1. You have voted for all nominees
                  Or
                  Item 1. You have voted to withhold your vote from all nominees.
                  Or
                  Item 1. You have voted for all nominees except for the following nominee numbers

-------------------------------------------------------------------------------------------------------------------

13.      Your vote has been successfully recorded.  It is not necessary for you to mail in your card.  If you wish to vote another card or change your vote, press 1.  Otherwise, please hang up. Thank you for voting.

-------------------------------------------------------------------------------------------------------------------
                  No Key Pressed

                  Go to the same item (repeat three times); otherwise, go to Error.

                  Invalid Option

                  Go to the same item (repeat three times); otherwise, go to Error.

-------------------------------------------------------------------------------------------------------------------
                  Error

                  We are unable to process your request at this time. Thank you for calling.

                           {Call ends.}
-------------------------------------------------------------------------------------------------------------------

LOGO EQUISERVE                                                                          VOTE
                                                                          -----------------------------
                                                                                       BY NET

VOTE BY NET

Step 1

Welcome to the EquiServe online voting wizard!

Just follow a few simple steps to complete the secure online voting process:

         Authentication:            Login using your authentication information
         Delivery preference:       Setup future delivery of your annual meeting materials
         Voting:                    Cast your vote and receive your confirmation online
         Finish:                    Update your address and review other options

If you have more than one proxy card, instruction card or ballot, please vote them one card at a time.  To get started now, login below and click "Continue".

-------------------------------------------------------------------------------------------------------------------

Step 1:  Authentication

Enter the series of numbers printed in the gray shaded
box on your proxy card, voting instruction sheet
or ballot                                                                       _________________________

Enter the last 4 digits of the U.S. social security number (SSN)
or the U.S. taxpayer identification number (TIN) for this
Account.*                                                                       _________________________

*If you do not have a SSN or TIN for this account, please
leave this box blank.

                                                                                                 CONTINUE

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LOGO EQUISERVE                                                                          VOTE
                                                                           ------------------------------
                                                                                       BY NET

VOTE BY NET

LOGO SOUTHERN CALIFORNIA EDISON COMPANY
An Edison International Company

Step 2

Welcome

Name line
Address line
City, State, Zip line

                                                                                                 CONTINUE

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(C)2002 EquiServe(R). All rights reserved

LOGO EQUISERVE                                                                          VOTE
                                                                           -----------------------------
                                                                                       BY NET
VOTE BY NET

LOGO SOUTHERN CALIFORNIA EDISON COMPANY
An Edison International Company

Step 3

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and THEODORE F. CRAVER, JR., are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Southern California Edison Company to be held at the Hyatt Regency Long Beach, 200 South Pine
Avenue, Long Beach, California, on May 20, 2004, at 10:00 a.m., Pacific Time, or at any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matter listed below.

The shares will be voted as indicated on this card.  WHERE NO INDICATION IS SHOWN, THE SHARES REPRESENTED BY THIS
CARD WILL BE VOTED FOR ITEM 1.  In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

Southern California Edison Company Directors recommend a vote:
"FOR" ALL Nominees

Chech this box to cast your vote in accordance with the recommendation of Southern California Edison
Company Directors on all matters to be voted on at the meeting:                                           ____

Southern California Edison Company Directors recommend a vote "FOR" all Nominees.

1.  Election of Directors    ___ FOR ALL NOMINEES, except as noted below        ___ Withhold as to all Nominees

                                    ___ J. E. Bryson          ___ F. A. Cordova         ___ A. J. Fohrer
                                    ___ B. M. Freeman         ___ B. Karatz             ___ L. G. Nogales
                                    ___ R. L. Olson           ___ J. M. Rosser          ___ R. T. Schlosberg, III
                                    ___ R. H. Smith           ___ T. C. Sutton

If applicable, click the option box            ___ Mark here if you plan to attend the annual meeting.

                                               ___ If you receive more than one set of Proxy Materials at the address shown on this proxy card and have no need for the
                                                   extra copies, please mark here.  Proxy cards will continue to be mailed to this account.  Please make sure that at least one account continues to receive these materials.

                                               ___ If you wish to receive shareholder communications including
                                                   Proxy Statements and Annual Reports via Internet as described in the Proxy Statement, please mark here.

To cast your vote please click "Submit"
(Note: Your vote will not be counted until you click "Submit".)                                   SUBMIT

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(C)2002 EquiServe(R). All rights reserved

LOGO EQUISERVE                                                                          VOTE
                                                                           -----------------------------
                                                                                       BY NET
VOTE BY NET

LOGO SOUTHERN CALIFORNIA EDISON COMPANY
An Edison International Company

Step 3

Name line
Address line
City, State, Zip line

Control Number:
Confirmation Number:
Date:

Thank you for using Equiserve's Vote-By-Net facility.

-------------------------------------------------------------------------------------------------------------------

Step 3: Summary of your vote

Your vote was recorded by EquiServe as follows:

-------------------------------------------------------------------------------------------------------------------

1.  Election of Directors                                                  ___________________

-------------------------------------------------------------------------------------------------------------------

Mark here if you plan to attend the annual meeting.                        ___________

If you receive more than one set of Proxy Materials
at the address shown on this proxy card and have no
need for the extra copies, please mark here.  Proxy
cards will continue to be mailed to this account.
Please make sure that at least one account continues
to receive these materials.                                                ___________

If you wish to receive shareholder communications
including Proxy Statements and Annual Reports via
Internet as described in the Proxy Statement, please
mark here.                                                                 ___________

Please keep a copy for your records.  To change your vote click "Back".

You can now vote another ballot or click "Finish" to exit to EquiServe Homepage.

                                                                       BACK                      FINISH

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